Exhibit (b)(4)

Solvency Opinion Presentation
DecisionOne Holdings Corp.
DecisionOne Corporation



August 7, 1997









Houlihan Lokey Howard & Zukin
31 West 52nd Street, 11th Fl.
New York, NY 10019
(212) 582-5000  http://www.hlhz.com
New York Los Angeles Chicago San Franisco Washington, D.C. Minneapolis Atlanta Dallas Toronto

Table of Contents

                                                               Tab
                                                               ---

Introduction to Houlihan Lokey...................................A


Overview of Opinion..............................................B


Valuation Methodologies..........................................C


Summary of Solvency Analysis.....................................D


Solvency Opinion.................................................E


Supporting Exhibits..............................................F



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                      Introduction to Houlihan Lokey

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Introduction To Houlihan Lokey

Established in 1970, Houlihan Lokey Howard & Zukin ("Houlihan Lokey") is presently one of the nation's leading specialty investment banking firms.
With approximately 125 professionals Houlihan Lokey serves hundreds of clients annually, including Fortune 500 companies, privately-held firms, government agencies, bankers and attorneys. Houlihan Lokey has offices in New York, Los Angeles, Chicago, San Francisco, Minneapolis, Washington, D.C., Dallas, Atlanta and Toronto.

Houlihan Lokey's operations can be broken down into three groups: business and securities valuation, middle market investment banking, and financial restructuring. Each group is summarized below.

o     Business and Securities Valuation:

      - Valuations of businesses, securities and assets for mergers, acquisitions and divestitures, reorganizations, ESOP purchases and allocations, corporate repurchases, management stock plans, estate gift and income taxes, and litigation and expert testimony

      -  Solvency opinions for spin-offs, acquisitions and divestitures

      -  Fairness opinions

o     Investment Banking

      - Merger, acquisition and divestiture advice and execution

      - Financing advice and private placements

      - Capital structure and dividend policy advice

o     Financial Restructuring:

      - Out-of-court restructurings including exchange offers, bank and bond debt restructurings, sales of businesses and assets, and debt and equity financing

      - Chapter 11 services, including structuring plans of reorganziations, arranging DIP financing, analyzing going concern and liquidation values, sales/purchases of claims, assets or businesses, and litigation support and expert testimony

      - "Prepackaged" chapter 11 plans including negotiation, documentation and closing

Solvency Opinion Experience

Below is a selected list of transactions in which Houlihan Lokey has provided solvency opinions in the past year.


CLIENT NAME                            TRANSACTION TYPE     TRANSACTION AMOUNT
-----------                            ----------------     ------------------

Advanced Medical                       Recapitalization     $400 mil
Aetna Industries Inc.                  Acquisition          $85 mil
Allied Waste Industries, Inc.          Acquisition          $1.5 bil
American Bumper & Mfg. Co.             Recap/Acq.           ND
AMF Bowling                            Acquisition          $1.4 bil
Atlas Steel, Inc.                      Recapitalization     $17 mil
Bain Capital (Medical Specialty)       Recapitalization     $90 mil
Berry Plastics (BPC Holding Corp)      Recapitalization     ND
Bloomberg, Inc.                        Stock Purchase       ND
Canberra Industries                    Recapitalization     $260 mil
Carmel Trust                           Dividend             $239 mil
CBP Resources                          Recapitalization     $100 mil
Centennial Resources Inc.              Recap/Acq.           $100 mil
Custom Food Products                   Acquisition          ND
Elis                                   Acquisition          $1.1 bil
EZ Buy & EZ Sell Recycle Corp.         Refin/Acq.           $53 mil
Firearms Training Systems, Inc.        Recapitalization     $150 mil
GAF Corporation                        Spin-Off             $1.0 bil
Glasstech                              Recapitalization     $85 mil
Hanson America (Suburban Propane)      Refin/MLP            $1.0 bil
Hayes Wheel International              Acquisition          $300 mil
Hayes Wheel International              Acquisition          $233 mil
Keebler Company                        Acquisition          $450 mil
Lifestyles Furnishings International   Refinancing          $1.1 bil
Mack Printing Companies, Inc.          Refinancing          ND
MAG Aerospace Industries               Recapitalization     ND
National Gypsum Company '96            Refinancing          $500 mil
Reebok International Ltd.              Dividend             $800 mil - 1 bil
Roller Bearing Holding Company         Acquisition          $200 mil
Rust Scaffold Services, Inc.           Acquisition          $190 mil
Ryder Truck Rentals                    Acquisition          $500 mil
Scotsman Holdings Inc.                 Sale                 $600 mil
Statia Terminals Inc.                  Acquisition          ND
Superior Telecom Inc.                  Spin-Off             $175 mil
Thorn EMI Inc.                         De-merger            $3.5 bil
Trump Hotel & Casinos Resort           Merger/Recap.        $1.2 bil
Vitamin Shoppe Industries, Inc.        Acquisition          $78 mil
Westin Hotel Company                   Refinancing          $330 mil
Westinghouse Electric Corp.            Spin-Off             $20 bil
WMS Industries                         Spin-Off             $80 mil





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                            Overview of Opinion

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Scope of Assignment

Houlihan Lokey Role in Transaction

Houlihan Lokey has been retained by DecisionOne Holdings Corp. (the "Company"), to provide a solvency opinion (the "Opinion") to the Board of Directors of the Company and DecisionOne Corporation (the "Operating Co."), in connection with the transaction (the "Transaction") described below. DecisionOne and Operating Co. are referred to herein collectively as the "Entities" and individually as an "Entity."


Summary Description of Proposed Transaction

We understand that the Company has entered into an Agreement and Plan of Merger, dated as of May 4, 1997 (the "Merger Agreement"), among the Company and Quaker Holding Co., a Delaware corporation ("MergerSub").

      o The Merger Agreement provides for the merger of MergerSub with and into the Company (the "Merger"), with the Company as the surviving corporation.

      o Pursuant to the Merger, each share of Company Common Stock issued and outstanding immediately prior to the effective time of the Merger will be converted, at the election of the holder thereof and subject to certain limitations, into either (a) the right to receive $23.00 in cash, or (b) the right to retain one fully paid and nonassessable share of Company Common Stock.

      o The right to receive $23.00 in cash or retain Company Common Stock is subject to proration as set forth in the Merger Agreement.

      o As part of the financing for the Transaction, MergerSub expects to raise $85 million of Senior Discount Notes due 2009 (the "Discount Notes"), which may be sold together with warrants to purchase shares of MergerSub common stock (the "Public Warrants").

      o The Company will succeed to the obligations of MergerSub with respect to the Discount Notes and any Public Warrants issued together with the Discount Notes, and the Public Warrants will, by their terms, become exercisable for an equal number of shares of the Company Common Stock.

      o Operating Co. will issue Senior Subordinated Notes due 2007 for approximately $150 million of gross proceeds, and enter into a syndicated, senior secured loan facility providing for term loan borrowings in the aggregate principal amount of approximately $470 million and revolving loan borrows of $105 million.

      o The proceeds of such financings will, in part, be distributed by Operating Co. to the Company in the form of a dividend ("Operating Co. Dividend") and, in part, lent by Operating Co. to the Company pursuant to an intercompany note.

The Merger and related transactions are referred to collectively herein as the "Transaction."


Contents of Opinion

Houlihan Lokey's Opinion values each of the Entities as a going concern (including goodwill) on a pro forma basis, both immediately before and after giving effect to the proposed Transaction and the associated indebtedness.

Houlihan Lokey's Opinion considers whether both immediately before, and assuming the Transaction had been consummated as proposed, on a pro forma basis, after and giving effect to the Transaction:

      o the fair value and present fair saleable value of each Entity's assets exceeds and would exceed its respective stated liabilities and identified contingent liabilities by not less than $200 million in the case of the Company and $285 million in the case of Operating Co.;

      o each Entity should be able to pay its respective debts as they become absolute and mature; and

      o the capital of each Entity is not and would not be unreasonably small for the respective businesses in which each is engaged, as management has indicated it is now and is proposed to be conducted following the consummation of the Transaction.

Houlihan Lokey's Opinion also considers whether:

      o with respect to Operating Co., both immediately before and after payment of the Operating Co. Dividend, the fair value and present fair saleable value of Operating Co.'s assets would exceed its total stated liabilities and identified contingent liabilities by at least the aggregate par value of Operating Co.'s issued capital stock; and

      o with respect to the Company, immediately prior to, and immediately after giving affect to, the Merger, the fair value and the present fair saleable value of the Company's assets exceed the sum of the Company's stated liabilities and identified contingent liabilities by an amount at least equal to the Company's stated capital.



Contents of Opinion

Balance Sheet Test

The balance sheet test requires an analysis of the value of each of the Entities as a going concern. As part of this analysis, we considered, among other things, these factors:

      o Historical financial performance for the Entities on a consolidated basis;

      o Historical financial performance for each Entity, on an actual and pro forma basis, for the fiscal years ended June 30, 1992 through June 30, 1996;

      o Projected financial performance for the Entities on a consolidated basis for the fiscal years ending June 30, 1998 through June 30, 2002;

      o  The industry environment in which the Entities operate;

      o Performance of certain publicly traded companies similar to the Entities in terms of, among other things: business operations, size, profitability, financial leverage and growth;

      o Capitalization rates ("multiples") for certain publicly traded companies, including:

         - Total Invested Capital ("TIC")/EBITDA
         - TIC/EBIT
         - TIC/Revenues

      o Multiples derived from acquisitions of publicly traded companies similar to the business in which the Entities operate;

      o  Valuation of the Entities using a discounted cash flow approach;

      o  The capital structure and debt obligations of the Entities; and

      o  Identified contingent liabilities.


Contents of Opinion

Cash Flow Test

The cash flow test involves a two-step analysis of the Entities' financial projections:

      o Examine the consistency of the projections with historical performance, current marketing strategies and operating cost structure; and

      o Test the sensitivity of the projections to changes in key variables including, revenue growth, operating margins, capital expenditures, working capital management and interest rate fluctuations.

In testing cash flows, we perform extensive sensitivity analysis to determine the "safety margin" available to deal with unexpected downturns in each Entity's ability to generate operating cash flow.


Contents of Opinion

Reasonable Capital Test

The reasonable capital test follows from the balance sheet and cash flow tests. The determination as to whether the net assets remaining with each of the Entities constitute unreasonably small capital involves an analysis of various factors, including:

      o The degree of sensitivity demonstrated in the cash flow test;

      o Historical and expected volatility in revenues, cash flow and capital expenditures;

      o Historical and expected volatility of going concern asset values;

      o The maturity structure and the ability to refinance each Entity's respective obligations;

      o The magnitude, timing and nature of identified contingent liabilities;
        and

      o The nature of the business and the impact on their operations of financial leverage.


Contents of Opinion

Capital Impairment Tests

This determines whether the fair value and present fair saleable value of each Entity's assets would exceed each Entity's stated liabilities and identified contingent liabilities by an amount greater than the aggregate par value or sated value of its capital stock. Because the par value or stated value of each Entity's capital stock is nominal ($279,112 for the Company based on 27,911,185 common shares outstanding as of July 14, 1997), the capital impairment test follows directly from the balance sheet test.


Due Diligence Performed

In connection with this Opinion, we have made such reviews, analyses and inquiries as we deem necessary and appropriate under the circumstances. Among other things, we have:

      o reviewed the Company's annual reports to shareholders and on Form 10-K for the fiscal year ended June 30, 1996, financial statements for the fiscal years ended June 30, 1992 through June 30, 1996, and quarterly reports on Form 10-Q for the three quarters ended March 31, 1997, and comparable financial information for Operating Co. which management has identified as the most current information available;

      o  reviewed copies of the following documents and agreements:

         a) Form S-1 Registration Statement for Quaker Holding Co. as originally filed with the SEC on June 5, 1997, and all amendments thereto,
         b) Form S-1 Registration Statement and proxy statement for DecisionOne Corporation as originally filed with the SEC on June 3, 1997, and all amendments thereto,
         c) Form S-4 Registration Statement for DecisionOne Holdings Corp. as originally filed with the SEC on June 2, 1997, and all amendments thereto,
         d) Credit Agreement for the $575 Million New Credit Facility dated August 7, 1997, and
         e) Schedule 13-E Amendment No. 2 Transaction Statement for DecisionOne Holdings Corp. as filed with the SEC on June 2, 1997, and all amendments thereto;

      o met with certain members of the senior management of the Company to discuss the operations, financial condition, future prospects and projected operations and performance of the Company and Operating Co., and met with representatives of the Company's counsel to discuss certain matters;

      o reviewed projections prepared by the Company's management with respect to the Company for the years ended June 30,1998 through 2002, and certain alternate projections for the same period, which are the two projections summarized in the Company's Form S-4 as originally filed with the SEC on June 2, 1997, as amended thereto;

      o reviewed the historical market prices and trading volume for the Company's publicly traded securities;

      o reviewed other publicly available financial data (including earnings announcements) for the Company and certain companies that we deem comparable to the Company;

      o reviewed certain presentations of Smith Barney to the board of directors and the fairness opinion of Smith Barney; and

      o conducted such other studies, analyses and investigations as we have deemed appropriate.





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                            Valuation Methodologies

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Valuation Methodologies

In determining the fair value and present fair saleable value of the aggregate assets of the Entities, the following three approaches were employed:

      o Market Multiples
      o Comparable Sales
      o Discounted Cash Flow

The first approach, the market multiple approach, involved the multiplication of various earnings and cash flow measures by appropriate risk adjusted multiples.

Multiples were determined through an analysis of certain publicly traded companies, selected on the basis of operational and economic similarity with the principal business operations of the Entities. Earnings and cash flow multiples were calculated for the comparative companies based upon daily trading prices. A comparative risk analysis between the Company, Operating Co. and the public companies formed the basis for the selection of appropriate risk adjusted multiples for the Entities. The risk analysis incorporates both quantitative and qualitative risk factors which relate to, among other things, the nature of the industry in which the Entities and other comparative companies are engaged.

The second approach, the comparable sales approach, also involved multiples of earnings and cash flow. Multiples utilized in this approach were determined through an analysis of transactions involving controlling interests in companies with operations similar to each Entity's principal business operations.

In the third approach, the discounted cash flow approach, pro forma projections for each Entity were utilized. The cash flows projected were analyzed on a "debt-free" basis (before cash payments to equity and interest-bearing debt investors) and an equity basis in order to develop a value indication for each Entity. A provision for the value of each Entity at the end of the forecast period, or terminal value, was also made. The present value of the cash flows and the terminal value was determined using a risk-adjusted rate of return or "discount rate." The discount rate, in turn, was developed through an analysis of rates of return on alternative investment opportunities on investments in companies with similar risk characteristics to each Entity.




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                         Summary of Solvency Analysis

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                        DecisionOne Holdings Corp.
                       Summary of Solvency Analysis

($ In Thousands)
BALANCE SHEET TEST                                                  Low                        High
------------------                                                  ---                        ----
     Fair Value and Present Fair Saleable Value of Assets         $855,000         --         $979,000
         Less: Pro forma Debt of DecisionOne Corporation (1)     ($629,100)                  ($629,100)
         Less: Contingent Liabilities                              ($2,000)                    ($2,000)
     Equity Value of DecisionOne Corporation                      $233,900         --         $347,900
         Less: Pro forma Debt of DecisionOne Holdings Corp. (1)   ($85,000)                   ($85,000)
     Equity Value of DecisionOne Holdings Corp.                   $138,900         --         $262,900

REASONABLE CAPITAL TEST                                             Low                        High
-----------------------                                             ---                        ----
     Equity Value of DecisionOne Corporation (1)                  $223,900                    $347,900
     Fair Value and Present Fair Saleable Value of Assets         $855,000                    $979,000
     Equity Cushion for DecisionOne Corporation                       26.2%                       35.5%
     Equity Value of DecisionOne Holdings Corp.                   $138,900                    $262,900
     Fair Value and Present Fair Saleable Value of Assets         $855,000                    $979,000
     Equity Cushion for DecisionOne Holdings Corp.                    16.2%                       26.9%

CASH FLOW TEST (1)                                                  1998          1999          2000          2001         2002
------------------                                                  ----          ----          ----          ----         ----
     Excess Cash Flow After Required Debt Repayments               $22,900       $27,600       $28,400       $24,900      $52,900
     Required Debt Repayments                                       $7,150       $13,900       $22,250       $41,750      $28,980
     Remaining Funded Debt                                        $695,100      $666,000      $629,300      $578,400     $514,600
     Revolver Availability                                        $105,000      $105,000      $105,000      $105,000     $105,000
     Cash Cushion (2)                                             $115,000      $115,000      $115,000      $115,000     $115,000

----------
(1) Based on financial projections reflecting estimated pro forma capitalization.  Excludes the impact of intercompany loans between the
    Company and Operating Co.
(2) Includes projected cash balances of $10 million.


                        DecisionOne Holdings Corp.
                       Summary Valuation Indications

($ In Thousands)
TOTAL INVESTED CAPITAL CONCLUSIONS
----------------------------------                                       0
     Market Multiple Approach                                     $782,000       --        $937,000
     Comparable Transaction Approach                              $816,000       --        $925,000
     Discounted Cash Flow Approach                                $968,000       --      $1,075,000

RESULTS SUMMARY
---------------
     Concluded TIC Value                                          $855,000       --        $979,000
          Less: Pro forma Debt of DecisionOne Corporation (1)    ($629,100)      --       ($629,100)
          Less: Contingent Liabilities                             ($2,000)                 ($2,000)
     Concluded Equity Value of DecisionOne Corporation            $223,900                 $347,900
          Less: Pro forma Debt of DecisionOne Holdings Corp. (1)  ($85,000)                ($85,000)
     Concluded Equity Value of DecisionOne Holdings Corp.         $138,900       --        $262,900

IMPLIED MARKET MULTIPLES
------------------------
     TIC Value Range                                              $855,000       --        $979,000

     Implied 1997 Adj EBITDA Multiple                                 7.11       --            8.14
     Implied 1997 Adj EBIT Multiple                                  10.65       --           12.19

----------
(1) Based on financial projections reflecting estimated Proforma capitalization.  Excludes the impact of intercompany loans between the
    Company and Operating Co.


                        DecisionOne Holdings Corp.
                     Cash Cushion and Coverage Ratios


                                                                  Projected Fiscal Year Ending June 30,
                                                      -------------------------------------------------------------
($ In Millions)                                         1998          1999         2000         2001         2002

CASH CUSHION:

Maximum Revolver Availability                             $105.0       $105.0       $105.0       $105.0       $105.0
Less: Projected Revolver Balance                            $0.0         $0.0         $0.0         $0.0         $0.0
                                                           -----        -----        -----        -----        -----
Projected Revolver Availability (overadvance)             $105.0       $105.0       $105.0       $105.0       $105.0
Projected Available Cash - Beginning Balance               $10.0        $10.0        $10.0        $10.0        $10.0
                                                           -----        -----        -----        -----        -----
Projected Cash Cushion                                    $115.0       $115.0       $115.0       $115.0       $115.0

COVERAGE RATIOS:

Adj EBITDA                                                $130.3       $144.0       $168.5       $196.0       $225.9
Cash Interest                                              $55.2        $52.1        $48.3        $43.4        $37.3
CAPEX                                                      $13.0        $14.3        $15.7        $17.3        $19.0
Funded Debt Remaining                                     $695.1       $666.0       $629.3       $578.4       $514.6
Adj EBITDA / Cash Interest                                   2.4          2.8          3.5          4.5          6.1
Adj EBITDA - CAPEX / Cash Interest                           2.1          2.5          3.2          4.1          5.6
Adj EBITDA / Total Debt Service (1)                          2.1          2.2          2.4          2.3          3.4
Adj EBITDA - CAPEX / Total Debt Service (1)                  1.9            2          2.2          2.1          3.1
Total Funded Debt / Adj EBITDA                               5.3          4.6          3.7            3          2.3

----------
(1)   Total Debt Service equals cash interest plus scheduled principal amortization.


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                             Solvency Opinion

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                Letterhead of Houlihan Lokey Howard & Zukin


August 7, 1997



To The Board of Directors of  DecisionOne Holdings Corp.

To The Board of Directors of DecisionOne Corporation


Dear Directors:

We understand that DecisionOne Holdings Corp. (the "Company") has entered into an Agreement and Plan of Merger, dated as of May 4, 1997 (the "Merger Agreement"), among the Company and Quaker Holding Co., a Delaware corporation ("MergerSub").

We further understand the Merger Agreement provides, among other things, for the merger of MergerSub with and into the Company (the "Merger"), with the Company as the surviving corporation. Pursuant to the Merger, each share of Company Common Stock issued and outstanding immediately prior to the effective time of the Merger (the "Effective Time") will be converted, at the election of the holder thereof and subject to the terms described in the Merger Agreement, into either (a) the right to receive $23.00 in cash, or (b) the right to retain one fully paid and nonassessable share of Company Common Stock (the "Merger Consideration"). The right to receive $23.00 in cash or retain Company Common Stock is subject to proration as set forth in the Merger Agreement.

In order to finance the Transaction, as defined hereinafter, MergerSub expects to raise $85 million through the issuance of Senior Discount Notes due 2009
(the "Discount Notes").      In addition, DecisionOne Corporation, a
wholly-owned and the principal operating subsidiary of the Company ("Operating Co."), expects to issue Senior Subordinated Notes due 2007 (the "Senior Subordinated Notes") for approximately $150 million of gross proceeds, and expects to enter into a syndicated, senior secured loan facility providing for term loan borrowings in the aggregate principal amount of approximately $470 million and revolving loan borrowings of $105 million (the "New Credit Facility"). The proceeds of such financings will, in part, be distributed by Operating Co. to the Company in the form of a dividend (the "Operating Co. Dividend") and, in part, lent by Operating Co. to the Company pursuant to an intercompany note. The Merger and related transactions will be referred to collectively herein as the "Transaction."

You have requested our written opinion (the "Opinion") as to the matters set forth below. This Opinion values each of the Company and Operating Co. as a going-concern (including goodwill), both immediately before and, on a pro forma basis, immediately after and giving effect to the Transaction and the associated indebtedness. For purposes of this Opinion, "fair value" shall be defined as the amount at which each of the Company and Operating Co. would change hands between a willing buyer and a willing seller, each having reasonable knowledge of the relevant facts, neither being under any compulsion to act, with equity to both; and "present fair saleable value" shall be defined as the amount that may be realized if each of the Company's and Operating Co.'s aggregate assets (including goodwill) are sold as an entirety with reasonable promptness in an arm's length transaction under present conditions for the sale of comparable business enterprises, as such conditions can be reasonably evaluated by Houlihan Lokey. We have used the same valuation methodologies in determining fair value and present fair saleable value for purposes of rendering this Opinion. The term "identified contingent liabilities" shall mean the stated amount of contingent liabilities identified to us and valued by responsible officers of each of the Company and Operating Co., upon whom we have relied upon without independent verification; no other contingent liabilities have been considered by us. Being "able to pay its debts as they become absolute and mature" shall mean that, assuming the Transaction has been consummated as proposed, the Company's financial forecasts for the period 1998 to 2002 indicate positive cash flow for each of the Company and Operating Co. for such period, including (and after giving effect to) the payment of installments of principal and interest due under loans made pursuant to the indebtedness incurred by each in the Transaction, as such installments are scheduled at the close of the Transaction. It is Houlihan Lokey's understanding, upon which it is relying, that the Company's and Operating Co.'s Board of Directors and any other recipient of the Opinion will consult with and rely solely upon their own legal counsel with respect to said definitions. No representation is made herein, or directly or indirectly by the Opinion, as to any legal matter or as to the sufficiency of said definitions for any purpose other than setting forth the scope of Houlihan Lokey's opinion hereunder.

Notwithstanding the use of the defined terms "fair value" and "present fair saleable value," we have not been engaged to identify prospective purchasers or to ascertain the actual prices at which and terms on which the Company and Operating Co. can currently be sold, and we know of no such efforts by others other than this transaction. Because the sale of any business enterprise involves numerous assumptions and uncertainties, not all of which can be quantified or ascertained prior to engaging in an actual selling effort, we express no opinion as to whether the Company and Operating Co. would actually be sold for the amount we believe to be its fair value and present fair saleable value.

In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:



      1. reviewed the Company's annual reports to shareholders and on Form 10-K for the fiscal year ended June 30, 1996, financial statements for the fiscal years ended June 30, 1992 through June 30, 1996, and quarterly reports on Form 10-Q for the three quarters ended March 31, 1997, and comparable financial information for Operating Co. which management has identified as the most current information available;

      2.    reviewed copies of the following agreements:
            -- Form S-1 Registration Statement for Quaker Holding Co. as originaly filed with the SEC on June 5, 1997, and all amendments thereto,
            -- Form S-1 Registration Statement and proxy statement for DecisionOne Corporation as originally filed with the SEC on June 3, 1997, and all amendments thereto, -- Form S-4 Registration Statement for DecisionOne Holdings Corp. as originally filed with the SEC on June 2, 1997, and all amendments thereto,
            -- Credit Agreement for the $575 Million New Credit Facility dated August 7, 1997,
            -- Schedule 13-E Amendment No. 2 Transaction Statement for DecisionOne Holdings Corp. as filed with the SEC on June 2, 1997, and all amendments thereto;

      3. met with certain members of the senior management of the Company to discuss the operations, financial condition, future prospects and projected operations and performance of the Company and Operating Co., and met with representatives of the Company's counsel to discuss certain matters;

      4. reviewed projections prepared by the Company's management with respect to the Company for the years ended June 30, 1998 through 2002, and certain alternate projections for the same period, which are the two projections summarized in the Company's Form S-4 as originally filed with the SEC on June 2, 1997, as amended thereto;

      5. reviewed the historical market prices and trading volume for the Company's publicly traded securities;

      6. reviewed other publicly available financial data (including earnings announcements) for the Company and certain companies that we deem comparable to the Company;

      7. reviewed the presentations of Smith Barney to the board of directors and the opinion of Smith Barney; and

      8. conducted such other studies, reviews, analyses and investigations as we have deemed appropriate.

We have relied upon and assumed, without independent verification, that the financial forecasts and projections provided to us have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of the Company and Operating Co., and that there has been no material adverse change in the assets, financial condition, business or prospects of the Company and Operating Co. since the date of the most recent financial statements made available to us.

We have not independently verified the accuracy and completeness of the information supplied to us with respect to the Company and Operating Co. and do not assume any responsibility with respect to it. We have not made any physical inspection or independent appraisal of any of the properties or assets of the Company and Operating Co. Our opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this letter.

Based upon the foregoing, and in reliance thereon, it is our opinion as of the date of this letter that both immediately before and, assuming the Transaction had been consummated as proposed, on a proforma basis, after and giving effect to the Transaction:

      (a) the fair value and present fair saleable value of each of the Company's and Operating Co.'s assets exceeds and would exceed its respective stated liabilities and identified contingent liabilities by not less than $200 million in the case of the Company and $285 million in the case of Operating Co.;

      (b) each of the Company and Operating Co. should be able to pay its respective debts as they become absolute and mature; and

      (c) the capital of each of the Company and Operating Co. is not and would not be unreasonably small for the respective business in which each is engaged, as management has indicated it is now and is proposed to be conducted following the consummation of the Transactions.

In addition, with respect to the Operating Co. Dividend, it is our opinion as of the date of this letter that, both immediately before and after payment of the Operating Co. Dividend, the fair value and present fair saleable value of Operating Co.'s assets would exceed its total stated liabilities and identified contingent liabilities by at least the aggregate par value of Operating Co.'s issued capital stock.

Finally, we understand that the Company's Board of Directors has been advised by its counsel that, because the Transaction is structured as a merger and not as a repurchase of shares the Delaware courts should not impose the capital impairment requirements of Section 160 of the Delaware General Corporation Law on the repayments made in respect of Shares in the Merger. However, assuming solely for purposes of this portion of the Opinion that a court were to treat the Merger as a repurchase of shares by the Company, it is our opinion as of the date of this letter that, assuming the Merger had been consummated as proposed except that the consideration paid to the Company's stockholders therein were treated as payments made to repurchase such shares (rather than payments made in respect of shares in a merger), immediately prior to, and immediately after and giving affect to, the Merger, each of the fair value and the present fair saleable value of the Company's assets exceeds the sum of Company's stated liabilities and identified contingent liabilities by an amount at least equal to the Company's stated capital.

This Opinion is furnished solely for your benefit and may not be relied upon by any other person without our express, prior written consent. This Opinion is delivered to each recipient subject to the conditions, scope of engagement, limitations and understandings set forth in this Opinion and our engagement letter dated July 10, 1997.


HOULIHAN, LOKEY, HOWARD & ZUKIN, INC.



------------------------------------------------------------------------------

                              Supporting Exhibits

------------------------------------------------------------------------------





                        DecisionOne Holdings Corp.
                         Market Multiple Approach



($ In Thousands)
                                    Representative
                                        Level           Multiple Range      Debt Outstanding      Total Invested Capital
                                    --------------      --------------      ----------------      ----------------------
Fiscal Year Ended
30-Jun-96
-----------------

TIC/Revenues                            $697,676         1.00 - 1.50                               $697,676 - $1,046,514
TIC/Adj EBITDA                           $99,338          8.5 - 9.5                                $844,373 - $943,711
TIC/EBIT                                 $49,373         14.0 - 16.0                               $691,222 - $789,968
Equity Value/Earnings (P/E)                   NA          25.0- 27.0            $714,100                 NA - NA

9 Mo. Annualized
31-Mar-97
-----------------

TIC/Revenues                            $769,665         0.75 - 1.25                               $577,249 - $962,081
TIC/Adj EBITDA                          $101,384          7.0 - 8.0                                $709,688 - $811,072
TIC/EBIT                                 $65,788         12.0 - 13.0                               $789,456 - $855,244

Equity Value/Earnings (P/E)                   NA         19.0 - 21.0            $714,100                 NA - NA

Q3 Annualized
30-Jun-97
-----------------


TIC/Revenues                            $820,300         0.75 - 1.25                               $615,225 - $1,025,375
TIC/Adj EBITDA                          $120,300          7.0 - 8.0                                $842,100 - $962,400
TIC/EBIT                                 $80,300         12.0 - 13.0                               $963,600 - $1,043,900
Equity Value/Earnings (P/E)                   NA         19.0 - 21.0            $714,100                 NA - NA

Projected FYE
30-Jun-98
-----------------

TIC/Adj EBITDA                          $130,300          6.0 - 7.0                                $781,800 - $912,100
TIC/EBIT                                 $86,400         10.0 - 11.0                               $864,000 - $950,400
Equity Value/Earnings (P/E)              $11,100        16.00 - 18.00           $714,100           $891,700 - $913,900

----------------------------------------------------------------------------------------------------------------------
TIC Value Range                                                                                    $782,000 - $937,000
----------------------------------------------------------------------------------------------------------------------






                        DecisionOne Holdings Corp.
                      Representative Earnings Levels


                                         Proforma (1)           Proforma (2)
                                          Fiscal Year                  9 Mo.            Proforma (3)
                                                Ended             Annualized           Q3 Annualized
                                             06/30/96       %       03/31/97       %        06/30/97       %
                                         ------------           ------------           -------------
--------------------------------------------------------------------------------------------------------------
Revenues                                     $697,676               $769,665                $820,300
--------------------------------------------------------------------------------------------------------------

Cost of Sales                                 517,244   74.1%        570,625   74.1%         601,500   73.3%
Gross Profit                                  180,432   25.9%        199,040   25.9%         218,800   26.7%
Operating Income                               68,687    9.8%         60,055    7.8%          80,300    9.8%
Income (Loss) From Continuing                 (1,868)   -0.3%        (6,451)   -0.8%           6,000    0.7%
Operations
Net Income (Loss)                             (3,795)   -0.5%        (6,451)   -0.8%           6,000    0.7%
EBITDA                                       $147,805   21.2%       $162,240   21.1%        $185,700   22.6%
Less: Amortization of Repairable Parts        $48,467                $60,856                 $65,400
Adjusted EBITDA                               $99,338   14.2%       $101,384   13.2%        $120,300   14.7%
Less: Other Amortization and                  $49,965                $35,596                 $40,000
Depreciation
EBIT                                          $49,373    7.1%        $65,788    8.5%         $80,300    9.8%
</TABLE


                                         Proforma (3)           Projected FYE
                                        Q4 Annualized                     (4)
                                             06/30/97       %        06/30/98       %
                                        -------------           -------------
---------------------------------------------------------------------------------------
Revenues                                     $850,200                $873,000
---------------------------------------------------------------------------------------

Cost of Sales                                 629,900   74.1%         641,900   73.5%
Gross Profit                                  220,300   25.9%         231,100   26.5%
Operating Income                               89,500   10.5%          86,400    9.9%
Income (Loss) From Continuing                  22,500    2.6%          11,100    1.3%
Operations
Net Income (Loss)                              22,500    2.6%          11,100    1.3%
EBITDA                                       $202,300   23.8%        $207,300   23.7%
Less: Amortization of Repairable Parts        $71,300                 $77,000
Adjusted EBITDA                              $131,000   15.4%        $130,300   14.9%
Less: Other Amortization and                  $41,500                 $43,900
Depreciation
EBIT                                          $89,500   10.5%         $86,400    9.9%


----------
(1) Proforma figures are based on the Company's historical consolidated financial statements for the year ended 12/31/96, as adjusted to give effect to the acquisition of BABSS and the proposed merger including the merger financing and proceeds.

(2) Proforma figures are based on the Company's historical consolidated financial statements for the nine months ended 3/31/97, as adjusted to give effect to the acquisition of BABSS and the proposed merger including the merger financing and proceeds. In addition, the pro forma nine month figures were annualized to more closely reflect the Company's representative operating performance.

(3) Proforma figures are based on the Company's historical consolidated financial statements for the third quarter ended 3/31/97 and fourth quarter ended 6/30/97, as adjusted to give effect to the acquisition of BABSS and the proposed merger including the merger financing and proceeds. In addition, the pro forma three month figures were annualized to more closely reflect the Company's representative operating performance.

(4) Projected figures are based on forecasting assumptions of the Company's management.


                        DecisionOne Holdings Corp.
                    Comparable Public Company Multiples


TIC/EBITDA                                                        TIC/EBIT
----------                                                        --------
                                   Proj.                                                             Proj.
                                  06/30/98    LTM     FYE                                           06/30/98    LTM     FYE
                                  --------    ---     ---                                           --------    ---     ---
BancTec                                5.3     6.0     6.3        BancTec                                7.7     9.4     9.9
BDM International                      8.3     9.7     8.9        BDM International                     10.6    12.6    11.2
Computer Horizons                      NMF     NMF     NMF        Computer Horizons                     24.8     NMF     NMF
Computer Sciences                      7.5     8.9     9.0        Computer Sciences                     12.3    16.2    16.6
Data General                           6.0     7.8     8.9        Data General                          11.4    20.3    29.4
GENICOM                                3.7     5.7     5.9        GENICOM                                7.0    16.7    19.8
Unisys                                 6.5     7.0     8.0        Unisys                                10.9    11.9    15.7
Vanstar                                7.0     8.0    10.4        Vanstar                                7.5     9.0    12.5
Wang Laboratories                      6.4     6.8     8.1        Wang Laboratories                     22.4    21.6    28.0

----------------------------------------------------------        ----------------------------------------------------------
Median                                 6.5     7.4     8.5        Median                                10.9    14.4    16.2
Mean                                   6.3     7.5     8.2        Mean                                  12.7    14.7    17.9
----------------------------------------------------------        ----------------------------------------------------------
Implied Multiples (2)                  6.5     7.5     9.0        Implied Multiples (2)                 10.5    12.5    15.0
Implied Purchase Multiples (3)         7.1     7.7     9.3        Implied Purchase Multiples (3)        10.3    11.5    18.7
----------------------------------------------------------        ----------------------------------------------------------

TIC/Revenue                                                       Price/Earnings
-----------                                                       --------------
                                                                                                      Proj.
                                              LTM     FYE                                           06/30/98    LTM     FYE
                                              ---     ---                                           --------    ---     ---

BancTec                                       1.14    1.18        BancTec                               11.8    13.8    14.8
BDM International                             0.65    0.72        BDM International                     19.0    25.9    25.2
Computer Horizons                             3.65    4.16        Computer Horizons                     41.6     NMF     NMF
Computer Sciences                             1.13    1.16        Computer Sciences                     19.6    16.6    26.5
Data General                                  0.90    1.00        Data General                          18.9    23.9    41.5
GENICOM                                       0.46    0.49        GENICOM                                9.3    16.2    20.1
Unisys                                        0.82    0.84        Unisys                                10.3     NMF     NMF
Vanstar                                       0.28    0.34        Vanstar                               11.4    19.6     NMF
Wang Laboratories                             1.10    1.24        Wang Laboratories                     30.7     NMF     NMF

----------------------------------------------------------        ----------------------------------------------------------
Median                                        0.90    1.00        Median                                18.9    18.1    25.2
Mean                                          1.13    1.24        Mean                                  19.2    19.3    25.6
----------------------------------------------------------        ----------------------------------------------------------
Implied Multiples (2)                         1.00    1.25        Implied Multiples (2)                 17.0    20.0    26.0
Implied Purchase Multiples (3)                1.13    1.33        Implied Purchase Multiples (3)        9.38      NA      NA
----------------------------------------------------------        ----------------------------------------------------------

----------
(1) TIC (Total Invested Capital) = market value of equity plus preferred stock plus debt.
(2) Implied Multiples based on the midpoint of Houlihan Lokey's valuation range.
(3) Implied Purchase Multiples based on $925.2 million in total invested capital (net of $52.8 million in fees) of the Transaction.

                        DecisionOne Holdings Corp.
                        Risk Analysis Rankings (1)


               Size                             Liquidity
      (Revenue in Millions)                  (Current Ratio)
Unisys                   $6,478.1    Computer Horizons               4.4
Computer Sciences        $5,616.0    BDM International               1.8
Vanstar                  $2,116.0    Computer Sciences               1.3
Data General             $1,397.3    Data General                    1.2
Wang Laboratories        $1,198.3    Wang Laboratories               1.1
BDM International        $1,027.0    BancTec                         0.9
DecisionOne                $743.8    GENICOM                         0.8
BancTec                    $556.3    DecisionOne                     0.8
GENICOM                    $326.0    Unisys                          0.7
Computer Horizons          $246.6    Vanstar                         0.6

          Profitability                       Profitability
      (Gross Profit Margin)               (Adj. EBITDA Margin)
Data General                 34.0%   BancTec                        19.2%
Unisys                       33.9%   DecisionOne                    14.2%
Computer Horizons            30.3%   Computer Sciences              12.8%
BancTec                      28.8%   Data General                   11.3%
GENICOM                      23.8%   Unisys                         11.2%
Wang Laboratories            22.1%   Wang Laboratories               9.4%
DecisionOne                  22.1%   Computer Horizons               9.2%
Computer Sciences            15.5%   BDM International               8.1%
BDM International            14.5%   GENICOM                         8.0%
Vanstar                      14.2%   Vanstar                         5.0%

              Growth                             Growth
    (Four-Year Revenue Growth)           (Annual Revenue Growth)
DecisionOne                  47.9%   DecisionOne                    78.5%
BDM International            23.9%   Vanstar                        23.5%
Computer Horizons            23.0%   Computer Sciences              18.5%
Computer Sciences            19.2%   Computer Horizons              15.6%
GENICOM                       8.0%   Wang Laboratories              14.0%
BancTec                       6.4%   Data General                   11.2%
Data General                  4.3%   BDM International              11.2%
Unisys                       -1.3%   GENICOM                         8.9%
Wang Laboratories           -12.9%   BancTec                         6.2%
Vanstar                         NA   Unisys                          2.8%

             Activity                            Leverage
      (A/R collection Period)                (Total Debt/TIC)
Vanstar                       35.4    Computer Horizons              0.3%
Unisys                        50.7    Vanstar                        3.0%
DecisionOne                   56.2    BDM International              3.1%
Data General                  68.9    Computer Sciences             10.0%
GENICOM                       69.6    Data General                  12.3%
Wang Laboratories             72.1    Wang Laboratories             14.4%
Computer Sciences             78.0    BancTec                       16.4%
BDM International             79.0    DecisionOne                   28.8%
Computer Horizons             83.4    Unisys                        44.9%
BancTec                       90.3    GENICOM                       45.7%

           Profitability                    Quality of Earnings
           (EBIT Margin)                   (Depreciation to EBIT)
BancTec                       12.1%   GENICOM                      194.4%
DecisionOne                    8.9%   Data General                 180.0%
Computer Horizons              8.5%   DecisionOne                  143.8%
Computer Sciences              6.8%   Computer Sciences             86.7%
BDM International              6.5%   Unisys                        78.9%
Unisys                         6.2%   BancTec                       57.8%
Vanstar                        4.6%   BDM International             25.1%
Data General                   4.1%   Vanstar                        8.9%
GENICOM                        2.7%   Computer Horizons              8.6%
Wang Laboratories             -1.5%   Wang Laboratories               NMF

              Growth                                 Growth(1)
      (Annual EBITDA Growth)           (Five-Year Projected Earnings Growth)
Vanstar                      142.6%   Computer Horizons             38.8%
Data General                 122.2%   Vanstar                       20.0%
DecisionOne                   63.0%   Computer Sciences             16.8%
BancTec                       30.4%   DecisionOne                   16.5%
Unisys                        25.8%   Data General                  14.8%
Computer Sciences             24.4%   BancTec                       13.0%
BDM International             19.1%   Unisys                         6.3%
Computer Horizons              1.2%   BDM International                NA
GENICOM                      -26.0%   Wang Laboratories                NA
Wang Laboratories            -38.5%   GENICOM                          NA

---------
(1) Source: Zack's earnings estimates which reflect the most recent twelve month figures.


                        DecisionOne Holdings Corp.
                     Comparable Transactions Approach

($ In Thousands)

                           Representative                                Total Invested
                               Level             Multiple Range              Capital
                           --------------        --------------          --------------
Fiscal Year Ended
30-Jun-96
-----------------
TIC/Revenues                  $697,676            0.80 - 1.00          $558,141 - $697,676
TIC/Adj EBITDA                $99,338              8.5 - 9.5           $844,373 - $943,711
TIC/EBIT                      $49,373             14.0 - 15.0          $691,222 - $740,595

Q3 Annualized
30-Jun-97
-----------------
TIC/Revenues                  $820,300            0.80 - 1.00          $656,240 - $820,300
TIC/Adj EBITDA                $120,300             8.5 - 9.5         $1,022,550 - $1,142,850
TIC/EBIT                      $80,300             14.0 - 15.0        $1,124,200 - $1,204,500

--------------------------------------------------------------------------------------------
TIC Valuation Range
  (Acquisition Basis)                                                  $816,000 - $925,000
--------------------------------------------------------------------------------------------

TIC = Total Invested Capital



                        DecisionOne Holdings Corp.
               Comparable Transactions Multiples Summary (1)

($ in millions)

  Date
Announced            Target Name                     Target Business Description                 Acquiror Name
---------            -----------                     ---------------------------                 -------------
02/27/97    Triad Systems Corp.                    Mnfr and support computer systems   Hicks, Muse & Cooperative Computing
07/24/96    I-NET                                  Provides computer services          Wang Laboratories Inc
06/05/96    Genix Group (MCN Corp)                 Provides data processing services   Affiliated Computer Services
05/31/96    NCS Financial Systems Inc              Provides accounting services        SunGard Data Systems Inc
05/20/96    AmeriData Technologies Inc             Wholesales computers, peripherals   General Electric Capital Services
04/03/96    Trecom Business Systems Inc            Provides computer programming       Amdahl Corp
11/27/95    DMR Group                              Provides information technology     Ahdahl Corp
10/20/95    Bell Atlantic Business Systems Serv.   Provides computer services          Decision Servcom Inc. (DecisionOne)


                                       Implied Transaction Multiples
               Transaction          -----------------------------------
                Value(2)            Sales         EBITDA          EBIT
               -----------          -----         ------          ----
                   $219.1             1.24           9.8           16.6
                   $206.7             0.63           NA             NA
                   $132.9             1.21           NA            16.6
                    $95.0             1.64           7.00          10.5
                   $835.0             0.49          10.2           13.9
                   $145.0               NA           NA             NA
                   $140.0             0.51          10.60           7.30
                   $250.0             0.50           NA            24.80

------------------------------------------------------------------------
Median             $145.0             0.63          10.0          15.3

Mean               $253.0             0.89           9.4          15.0
------------------------------------------------------------------------


Soucre: Securities Data Company, Inc. (201) 622-3100
(1) Includes transactions within the past two years which were over $50MM.



                        DecisionOne Holdings Corp.
                       Discounted Cash Flow Approach

($ in millions)

                                                                                  Projected Fiscal Year Ending June 30,
                                                               1998        1999        2000        2001        2002   Terminal(1)
                                                               ----        ----        ----        ----        ----   -----------
Reported EBITDA                                               $207.3      $233.9      $267.0      $301.2      $333.3    $1,533
     Depreciation & Amortization                               120.9       138.0       145.8       150.0       148.9
Taxable EBIT

Less:
     Taxes @ 40%                                               (34.6)      (38.4)      (48.5)      (60.5)      (73.8)
     Working Capital (Incr)/Decr                               (11.0)       (1.8)       (1.6)       (1.6)       (1.7)
     Capital Expenditures and Acquisitions                     (27.4)      (32.3)      (33.7)      (35.3)      (37.0)

Add: Depreciation & Amortization                               120.9       138.0       145.8       150.0       148.9
Less: Repairable Parts                                         (85.0)      (91.6)      (98.6)     (106.2)     (114.3)

Free Cash Flow Before Interest                                  49.3        69.8        84.6        97.6       106.5     1,533

Present Value                                     $1,022
WACC =                                            15.50%
Terminal EBITDA Multiple=                            7.0
                                                                                   Terminal EBITDA Multiple
                                                                     ----------------------------------------------------
                                                                     6.0          6.5         7.0         7.5         8.0
                                                             13.5%   986        1,044       1,103       1,161       1,219
                                                             14.5%   950        1,005       1,061       1,117       1,172
                                         Discount Rate       15.5%   915          968       1,022       1,075       1,128
                                                             16.5%   882          933         984       1,035       1,086
                                                             17.5%   851          900         948         997       1,046

TIC Value Range                                                                  $968          --      $1,075
Implied 1997 Adj EBITDA Multiple                                                 8.05          --        8.94
Implied 1997 EBIT Multiple                                                      12.06          --       13.39

----------
(1) Terminal Value = 2002 Representative Adj EBITDA of $219MM* Terminal EBITDA
    Multiple.


BancTec, Inc.

BancTec, Inc. is a worldwide systems integration and services company based in Dallas, Texas. The company specializes in automated applications primarily for the banking, financial services, insurance, healthcare, utility and telecommunications industries. It is also a leading provider of network support services for local area networks and personal computers as well as provider of integrated financial transaction and document processing equipment. The company employs over 3,600 people and serves a broad range of Fortune 1000 companies and government agencies such as NatWest and the Federal Reserve Bank.

BancTec's document processing division offers document imaging applications and software including data management, document and form creation and workflow processing. In addition, the company owns and operates three services bureau facilities which provide check and data processing services. Its document processing equipment is concentrated in a series of high definition and precision page readers/scanners. The network management and support services division outsources personal computer maintenance for original equipment manufacturers, large corporations and government agencies. This division represents approximately 13% of its revenue base in fiscal year 1997.

05978410   BTC     BANCTEC INC
                   New York
                   Common

                         Prices in U.S. dollars
      Adjusted for stock dividends and stock splits as of  8/12/97
                   Daily prices  8/01/96 to  7/31/97

  Date         Volume       Cls/Bid        Date         Volume       Cls/Bid
----------   ----------    ----------   ----------    ----------    ----------
 8/01/96         18900       20 3/4      10/03/96         74900       21 5/8
 8/02/96         19100       20 1/2      10/04/96         43000       22 1/8

 8/05/96          6500       20 1/2      10/07/96         56700       22
 8/06/96         12600       20 1/2      10/08/96         28500       22 1/4
 8/07/96         17600       20 1/4      10/09/96         58000       22 5/8
 8/08/96         28100       20 3/8      10/10/96         67500       22 3/4
 8/09/96         17800       20 1/8      10/11/96         22700       22 1/2

 8/12/96         33900       19 7/8      10/14/96         17600       22 3/8
                                         10/15/96         64500       22 5/8
 8/13/96         14200       19 1/4      10/16/96         13500       22 1/4
 8/14/96          2600       19 1/2      10/17/96         17400       21 7/8
 8/15/96         21200       19 3/4      10/18/96         18300       22
 8/16/96         20400       19 7/8
                                         10/21/96         27000       22 1/8
 8/19/96          6600       19 1/2      10/22/96         27200       21 3/4
 8/20/96         10000       19 1/2      10/23/96         93100       22 1/8
 8/21/96          3700       19 1/4      10/24/96         42700       22
 8/22/96         10900       19 1/2      10/25/96        268600       21 3/4
 8/23/96         56600       19 5/8
                                         10/28/96         85400       21 1/2
 8/26/96         16100       19 1/2
 8/27/96          7700       19 3/8      10/29/96         78100       20 7/8
 8/28/96         13200       19 1/2      10/30/96         82200       20 5/8
 8/29/96         19000       19 3/4      10/31/96         23900       20 3/8
 8/30/96         15800       19 1/2      11/01/96         17900       20 1/4

 9/02/96             0        HOL        11/04/96         65800       20 3/8
 9/03/96         16600       19 3/8      11/05/96         57200       20 1/4
 9/04/96         19500       19          11/06/96         64800       20 5/8
 9/05/96         17200       18 7/8      11/07/96         54100       21 3/8
 9/06/96         32800       18 3/4      11/08/96         44900       21 1/8

                                         11/11/96         46300       21
 9/09/96         20300       19          11/12/96         20400       20 7/8
 9/10/96         42700       19 3/8      11/13/96         19100       20 3/4
 9/11/96         45400       19 3/4      11/14/96          9200       20 7/8
 9/12/96         58900       20 1/8      11/15/96        106000       21 1/8
 9/13/96         85800       20 5/8
                                         11/18/96         62900       20 7/8
 9/16/96        194300       20 5/8      11/19/96          9600       21
 9/17/96         75200       20 5/8      11/20/96         37700       20 1/2
 9/18/96         20700       20 3/4      11/21/96         62100       20 1/4
 9/19/96         68600       21          11/22/96         58800       20 1/8
 9/20/96         73000       20 7/8

 9/23/96         43900       20 1/2      11/25/96         16800       19 7/8
 9/24/96         46500       20 5/8      11/26/96         31800       19 7/8
 9/25/96        101700       20 7/8      11/27/96         77000       19 3/4
 9/26/96         63100       20 3/4      11/28/96             0        HOL
 9/27/96         38800       20 3/4      11/29/96          4700       19 7/8

 9/30/96         17000       20 7/8
10/01/96         60000       20 3/4
10/02/96         81800       21 1/4

  Date         Volume       Cls/Bid        Date         Volume       Cls/Bid
----------   ----------    ----------   ----------    ----------    ----------
12/02/96         65300       20           2/03/97        106200       19 1/4
12/03/96         79000       20 1/4       2/04/97         25600       19 1/4
12/04/96         32400       19 7/8       2/05/97         60900       19 7/8
12/05/96         69100       19 7/8       2/06/97         73100       19 5/8
12/06/96         69100       19 7/8       2/07/97         94200       19 3/4

12/09/96         66700       20
12/10/96        164400       20           2/10/97        118200       19 1/2
12/11/96         49800       20           2/11/97        223600       19 3/4
12/12/96         52400       20 1/4       2/12/97          8800       19 3/4
12/13/96        115900       20 1/4       2/13/97         64800       20 3/4
                                          2/14/97         81500       21 1/8
12/16/96         70000       20 1/8
12/17/96        101200       20           2/17/97             0        HOL
12/18/96          8900       20 1/8       2/18/97         55100       21 1/8
                                          2/19/97         77700       21 1/8
12/19/96         51200       20           2/20/97         78300       21 1/4
12/20/96        132900       20 1/4       2/21/97        142800       22 1/2

12/23/96         54500       20 1/4       2/24/97        142900       23 3/4
12/24/96         17100       20 1/4       2/25/97        216500       24 3/4
12/25/96             0        HOL         2/26/97        163400       24 5/8
12/26/96         23600       20 3/8       2/27/97         91400       25
12/27/96         17100       20 3/4       2/28/97        181600       25 1/2

12/30/96         49400       21 1/4       3/03/97        221300       24 3/4
12/31/96         37800       20 5/8       3/04/97         34000       24 1/2
 1/01/97             0        HOL         3/05/97         89600       24 1/4
 1/02/97         23700       20 5/8
 1/03/97         61800       20 7/8       3/06/97         43600       24 5/8
                                          3/07/97         25600       24 7/8
 1/06/97         32200       21 1/4
 1/07/97         70800       21 3/8       3/10/97         70300       25
 1/08/97         47500       21 3/8       3/11/97         30100       25 1/8
 1/09/97         38800       21 3/8       3/12/97         60300       25 1/8
 1/10/97         79300       21 1/8       3/13/97         43700       25
                                          3/14/97         19000       24 5/8
 1/13/97         14900       21 1/4
                                          3/17/97         79500       24 7/8
 1/14/97        127500       20 7/8       3/18/97         19700       24 1/2
 1/15/97        118700       20 3/4       3/19/97         37900       25 1/8
 1/16/97         35700       20 1/2       3/20/97         55600       25 3/4
 1/17/97         80800       20 3/4       3/21/97         48200       25 1/2

 1/20/97         71200       20 3/8       3/24/97        129000       25 1/2
 1/21/97         28800       20 1/8       3/25/97         48100       25 1/2
 1/22/97         83100       20 1/8       3/26/97         99800       25 7/8
 1/23/97         24200       19 7/8       3/27/97         49000       25 7/8
 1/24/97         40600       19 3/4       3/28/97             0        HOL

 1/27/97         94200       19 3/4       3/31/97         70300       25 1/2
 1/28/97         16500       19 5/8
 1/29/97        136100       19 1/2
 1/30/97         98900       19 3/8
 1/31/97         99700       19 3/8

  Date         Volume       Cls/Bid        Date         Volume       Cls/Bid
----------   ----------    ----------   ----------    ----------    ----------
 4/01/97         59500       25 5/8       6/02/97         38800       25 5/8
 4/02/97         51000       25 1/2       6/03/97         66400       25 3/8
 4/03/97         18000       25 1/8       6/04/97        114100       25 3/4
 4/04/97         31400       25           6/05/97         17600       25 3/4
                                          6/06/97         80700       26 1/4
 4/07/97         72700       24 1/2
 4/08/97         81700       23 5/8       6/09/97         39800       27 1/2
 4/09/97        136000       23 1/2       6/10/97         51500       26 3/4
 4/10/97         15100       23 1/2       6/11/97         50600       25 7/8
 4/11/97         32100       22 3/4       6/12/97         62200       25 1/2
                                          6/13/97         77400       26
 4/14/97         65900       22 5/8
 4/15/97         78200       22 5/8       6/16/97         26100       25 5/8
 4/16/97         83700       22 1/2
 4/17/97         31600       22 3/8       6/17/97         21000       25 7/8
 4/18/97        115300       23 5/8       6/18/97        108300       25 1/2
                                          6/19/97         85900       25 1/4
 4/21/97         62200       23 1/8       6/20/97        114400       25 1/4
 4/22/97         56400       22 3/4
 4/23/97         41600       23 3/8       6/23/97        131200       25 1/8
 4/24/97         43700       23           6/24/97         70200       25 5/16
 4/25/97         29800       22 5/8       6/25/97         51900       25 1/2
                                          6/26/97        116300       25 15/16
                                          6/27/97         34200       26
 4/28/97         46800       22 3/4
 4/29/97         79200       23 1/8       6/30/97         45200       26 1/4
 4/30/97         49300       22 7/8       7/01/97         51600       26 9/16
 5/01/97         74500       22 7/8       7/02/97         73800       27
 5/02/97         80200       23 3/4       7/03/97         21100       27
                                          7/04/97             0        HOL
 5/05/97        141900       24 3/4
 5/06/97         87300       24 3/8       7/07/97         32500       26 3/4
 5/07/97         43200       24           7/08/97         83600       26 15/16
 5/08/97         17300       24 1/8       7/09/97         94500       26 7/8
 5/09/97         67700       24 3/4       7/10/97         57900       26 7/8
                                          7/11/97         16400       26 11/16
 5/12/97         48900       24 5/8
 5/13/97         45000       24 3/4
 5/14/97         34800       24 7/8       7/14/97         42000       26 1/2
 5/15/97         38300       24 1/8       7/15/97         97200       26 1/2
 5/16/97         15000       24 1/8       7/16/97         85500       26 13/16
                                          7/17/97         20400       26 3/4
 5/19/97         45100       24 3/4       7/18/97         49100       26 11/16
 5/20/97         44200       24 1/2
 5/21/97         22500       24 5/8       7/21/97         27800       26 3/8
                                          7/22/97         24700       26 1/2
 5/22/97         23900       24 3/4       7/23/97         49200       25 9/16
 5/23/97         98300       24 3/4       7/24/97         66700       24 5/8
                                          7/25/97         76700       24 1/4
 5/26/97             0        HOL
 5/27/97        106600       24 7/8       7/28/97         84500       24 3/16
 5/28/97         51100       24 7/8       7/29/97        156500       24
 5/29/97         86500       25 1/8       7/30/97         53800       23 15/16
 5/30/97         80000       25 1/4       7/31/97        146600       24 7/16


BDM International Inc.

BDM International Inc., headquartered in McLean, Virginia, is a multinational information technology company that operates in three related markets: a) systems and software integration, b) computer and technical services and c) enterprise management and operations. The company employs over 9,000 people and operates in more than 110 locations worldwide including France, Germany, Italy, Japan, Saudi Arabia, Spain, Switzerland and the United States. Its revenues totaled over $1 billion for fiscal 1996 and over $523 million for the six month period ended June 30, 1997.

The systems and software solutions division includes activities related to the design, implementation or maintenance of information systems. This division also offers consulting services for the Year 2000 problem, the possible collapse in the year 2000 of computer programs and systems that recognize years as two digits (e.g. 97 instead of 1997). The technical services division offers a broad range of scientific, engineering and consulting services for governments, military units and commercial clients. The enterprise management and operations division manages and operates research and development centers and other facilities on behalf of its clients. BDM International recently acquired Largotim, a information technology services firm focussed on enterprise resource planning. It also joined forces with Data General to provide internet and intranet security products called CYBERSHIELD.

05537W20   BDMI    BDM INTL INC NEW
                   NASDAQ National Market
                   Common

                         Prices in U.S. dollars
      Adjusted for stock dividends and stock splits as of  8/12/97
                   Daily prices  8/01/96 to  7/31/97

  Date         Volume       Cls/Bid        Date         Volume       Cls/Bid
----------   ----------    ----------   ----------    ----------    ----------
 8/01/96        226200       26 1/8      10/03/96         62800       28 59/64
 8/02/96        235000       27 3/8      10/04/96         18000       28 17/32

 8/05/96         50200       27 5/8      10/07/96          8000       28 1/4
 8/06/96         17200       27 3/8      10/08/96         75800       26 7/8
 8/07/96         83000       27 1/2      10/09/96         67600       27 1/4
 8/08/96         79400       27          10/10/96          6400       26 3/4
 8/09/96        210400       27 7/16     10/11/96         42600       27

 8/12/96         99200       27 1/4      10/14/96        125400       25 3/8
                                         10/15/96         84200       26 1/8
 8/13/96         45000       27 1/4      10/16/96        122000       26
 8/14/96         71600       26 3/4      10/17/96        229400       26 1/2
 8/15/96         19600       26 7/8      10/18/96         39800       26 3/8
 8/16/96         33200       26
                                         10/21/96         58600       27
 8/19/96         55800       26 1/4      10/22/96        139200       27 3/4
 8/20/96          1200       26 1/4      10/23/96        473000       26 1/4
 8/21/96         59600       26 1/16     10/24/96        148200       25 5/8
 8/22/96         95400       26          10/25/96         89200       26
 8/23/96        136000       27
                                         10/28/96         90800       25
 8/26/96         36600       26 3/8
 8/27/96         29400       27          10/29/96        102200       24 1/8
 8/28/96         46600       27 1/32     10/30/96        148400       23 7/8
 8/29/96         73600       26 3/8      10/31/96        279400       25 1/8
 8/30/96         32400       26 1/2      11/01/96        491000       25 1/8

 9/02/96             0        HOL        11/04/96         32000       25 1/2
 9/03/96        128800       25 3/8      11/05/96         68200       26 1/4
 9/04/96        231600       25          11/06/96        162000       26 5/16
 9/05/96         27600       25          11/07/96         94000       26 1/4
 9/06/96         59600       25 5/16     11/08/96         41600       26 13/32

                                         11/11/96        409600       26 1/8
 9/09/96         43400       25 5/8      11/12/96        194200       26 1/8
 9/10/96         21800       25 1/2      11/13/96        112200       26 3/8
 9/11/96         36800       25 1/4      11/14/96        564000       26 3/8
 9/12/96        107800       26 3/8      11/15/96         50400       25 5/8
 9/13/96        176000       27 1/2
                                         11/18/96         70400       24 7/8
 9/16/96       1162000       29 5/16     11/19/96         52800       25 3/8
 9/17/96        526400       29 5/8      11/20/96        237800       24 5/8
 9/18/96        243000       29 7/8      11/21/96        139200       24 3/4
 9/19/96         72000       30 1/4      11/22/96        199800       24 5/8
 9/20/96        282200       29 5/8

 9/23/96         42600       29 3/8      11/25/96         10600       24 5/8
 9/24/96         77200       29 1/8      11/26/96         98400       23 3/4
 9/25/96         23200       29 1/2      11/27/96        408800       23 1/2
 9/26/96         90400       29 15/16    11/28/96             0        HOL
 9/27/96         27200       29 7/8      11/29/96        153000       23 1/2

 9/30/96         29800       29 3/4
10/01/96         67000       29 1/2
10/02/96         12200       29 7/8

  Date         Volume       Cls/Bid        Date         Volume       Cls/Bid
----------   ----------    ----------   ----------    ----------    ----------
12/02/96        973600       23 9/16      2/03/97         51800       26
12/03/96        128600       23 5/8       2/04/97        176200       24 7/8
12/04/96         58800       23 3/4       2/05/97        108600       25 3/8
12/05/96         18600       23 3/8       2/06/97       1215400       23
12/06/96        204600       22 1/4       2/07/97        249800       23

12/09/96        103000       23 7/8
12/10/96        441600       22 3/4       2/10/97         41000       22 7/8
12/11/96         15400       22 3/4       2/11/97         53600       22
12/12/96        307000       24           2/12/97        189600       21 5/8
12/13/96         65400       23 7/8       2/13/97        411600       23
                                          2/14/97         61400       24 1/8
12/16/96        183600       23 3/4
12/17/96        576400       23 1/4       2/17/97             0        HOL
12/18/96        606800       23 3/8       2/18/97         46200       23 1/2
                                          2/19/97        118800       24 1/2
12/19/96        203800       24 7/8       2/20/97         34000       23 1/2
12/20/96        164200       24 1/4       2/21/97        126800       23 1/2

12/23/96         61400       24           2/24/97         89800       22 7/8
12/24/96          6800       24 3/8       2/25/97        148600       22 7/8
12/25/96             0        HOL         2/26/97        131600       22 1/2
12/26/96        100600       25           2/27/97         35800       22 3/8
12/27/96        194400       27 1/8       2/28/97        209400       21

12/30/96        283600       26 3/4       3/03/97        295600       22 1/8
12/31/96         23200       27 1/8       3/04/97         87600       22 7/16
 1/01/97             0        HOL         3/05/97        171400       22 3/4
 1/02/97        142000       26 3/4
 1/03/97         36400       27 1/8       3/06/97         63600       23 3/8
                                          3/07/97        119600       24 1/4
 1/06/97         31400       26 3/4
 1/07/97        118600       26 7/8       3/10/97        112200       24
 1/08/97          3400       26 5/8       3/11/97         44200       24 3/8
 1/09/97         50000       27 3/8       3/12/97         60000       24 1/16
 1/10/97         52400       27 9/16      3/13/97         20800       23 3/4
                                          3/14/97         42000       22 1/2
 1/13/97         88800       27 3/8
                                          3/17/97         86800       21 11/16
 1/14/97         86800       28 1/8       3/18/97         97600       21 7/8
 1/15/97        123800       27 5/8       3/19/97        133800       21 5/8
 1/16/97        316200       27 25/32     3/20/97         88200       21 5/8
 1/17/97        143600       27 5/8       3/21/97         38200       21 3/4

 1/20/97         31200       27 1/2       3/24/97         21300       21 3/4
 1/21/97         58800       27 15/16     3/25/97        246300       21 3/4
 1/22/97         62200       27 1/2       3/26/97        427300       22 1/4
 1/23/97        532600       28           3/27/97        116600       22 1/4
 1/24/97         71200       28           3/28/97             0        HOL

 1/27/97         29200       27 1/4       3/31/97         23600       22
 1/28/97         18200       27 1/4
 1/29/97         54000       27 5/8
 1/30/97         50200       27 1/8
 1/31/97         87600       26 5/16

  Date         Volume       Cls/Bid        Date         Volume       Cls/Bid
----------   ----------    ----------   ----------    ----------    ----------
 4/01/97        116500       20 1/2       6/02/97         24100       26 3/4
 4/02/97        143800       20           6/03/97         99900       26 3/4
 4/03/97        226400       20 5/8       6/04/97         44700       26 1/2
 4/04/97        188400       22 5/8       6/05/97         11900       27
                                          6/06/97         45100       26 7/8
 4/07/97        137800       22 3/8
 4/08/97         69900       21 1/2       6/09/97         91000       27 1/2
 4/09/97         77300       22 1/2       6/10/97       2246000       20 3/4
 4/10/97        117600       22 3/4       6/11/97        968000       22 1/2
 4/11/97          4300       22 1/2       6/12/97        283100       22 5/8
                                          6/13/97         46400       22 1/4
 4/14/97         35800       21 1/4
 4/15/97         50600       19 7/8       6/16/97        147300       22
 4/16/97         13100       20
 4/17/97        159400       22 3/4       6/17/97        187300       22
 4/18/97        149500       23 3/4       6/18/97        356300       21 7/8
                                          6/19/97         61900       22
 4/21/97        217800       23 1/4       6/20/97         85400       21 3/4
 4/22/97         33800       22 1/4
 4/23/97         57800       23 3/4       6/23/97         99700       21 1/2
 4/24/97         74400       24 5/8       6/24/97        121800       21 7/8
 4/25/97         53500       23 7/8       6/25/97         79800       21 1/2
                                          6/26/97        348200       20 7/8
                                          6/27/97        123500       20 3/4
 4/28/97         63900       24 1/2
 4/29/97         35600       24 5/8       6/30/97       1046300       23
 4/30/97         20900       23 1/4       7/01/97        256100       21 3/4
 5/01/97       1434200       22 1/4       7/02/97        460300       21 1/2
 5/02/97        114600       23 9/16      7/03/97        235100       21 5/8
                                          7/04/97             0        HOL
 5/05/97        246100       24 1/2
 5/06/97         84700       24 1/4       7/07/97        231100       21 15/16
 5/07/97         77400       22 9/16      7/08/97        525700       22
 5/08/97         48600       21 1/4       7/09/97        219900       21 7/8
 5/09/97        268800       23           7/10/97         91000       21 5/8
                                          7/11/97        538500       22
 5/12/97         50600       23
 5/13/97        101000       23 1/4
 5/14/97         94700       23 1/4       7/14/97        254600       21 15/16
 5/15/97        306200       25           7/15/97        542100       22 3/8
 5/16/97         46000       24 3/4       7/16/97        642100       24 3/8
                                          7/17/97        310200       23 1/4
 5/19/97         62800       25 1/2       7/18/97         32300       23 1/2
 5/20/97         99300       25 5/8
 5/21/97        158700       26 3/4       7/21/97        299000       25 1/2
                                          7/22/97        220200       25 1/8
 5/22/97         60900       26 3/4       7/23/97         58400       25
 5/23/97        116600       27           7/24/97        180000       24 13/16
                                          7/25/97         51500       24 7/8
 5/26/97             0        HOL
 5/27/97         58700       27 3/8       7/28/97         25000       25
 5/28/97         91000       26 1/4       7/29/97         59600       25 1/16
 5/29/97         68600       26 1/8       7/30/97        138500       25 1/2
 5/30/97         49700       26           7/31/97        256900       25 3/8


Computer Horizons Corp.

Computer Horizons Corp. provides a wide range of information technology services to a diverse customer base consisting of primarily large corporations such as Citicorp, Prudential Insurance and Ford Motor Co. Based in Mountain Lakes, New Jersey, the company operates over 45 offices across the country with more than 3,000 employees. The company reported 1996 net sales of $233 million. The company assists its clients with advanced technology solutions and problems through applications development, network management, emerging technologies and legacy systems maintenance.

Computer Horizons has recently invested considerable resources in developing two new businesses: programming to solve the Year 2000 problem and consulting services for the Euro problem. The Euro problem is the conversion of most major European currencies into a single currency called the "euro."

20590810   CHRZ    COMPUTER HORIZONS CORP
                   NASDAQ National Market
                   Common

                         Prices in U.S. dollars
      Adjusted for stock dividends and stock splits as of  8/12/97
                   Daily prices  8/01/96 to  7/31/97

  Date         Volume       Cls/Bid        Date         Volume       Cls/Bid
----------   ----------    ----------   ----------    ----------    ----------
 8/01/96        141450       13 1/2       9/30/96        150450       19
 8/02/96        259350       15 21/64    10/01/96        279150       19 21/64
                                         10/02/96         90600       19 21/64
 8/05/96        369900       16 11/64
 8/06/96         49800       16          10/03/96        152850       19 5/64
 8/07/96        120900       16 21/64    10/04/96         83250       19
 8/08/96        205500       16 1/2
 8/09/96        326850       16 53/64    10/07/96        376950       18 43/64
                                         10/08/96        370800       18 11/64
 8/12/96        179100       17 1/2      10/09/96        339900       18
                                         10/10/96        501300       16 21/64
 8/13/96        347700       17 37/64    10/11/96        305400       16 3/4
 8/14/96        198000       17 21/64
 8/15/96        361200       17 21/64    10/14/96        355050       17 21/64
 8/16/96         58650       16 53/64    10/15/96        448350       18 43/64
                                         10/16/96        142650       18 27/64
 8/19/96         99300       15 1/2      10/17/96        254250       18 53/64
 8/20/96        270750       15 43/64    10/18/96         69450       17 53/64
 8/21/96        172800       15
 8/22/96         53850       15 21/64    10/21/96        182850       17 1/8
 8/23/96         86850       15          10/22/96        208800       16 53/64
                                         10/23/96        865050       18 11/64
 8/26/96        117300       14 43/64    10/24/96        413700       18 43/64
 8/27/96       1330950       14          10/25/96        157800       18 1/2
 8/28/96        593550       15 27/64
 8/29/96        328800       15 43/64    10/28/96        117450       18 3/4
 8/30/96        181950       15 53/64
                                         10/29/96        156450       18 43/64
 9/02/96             0        HOL        10/30/96         59250       18 37/64
 9/03/96        199350       16 1/2      10/31/96        334800       20 43/64
 9/04/96         91650       16 11/64    11/01/96        771000       21 53/64
 9/05/96        112200       16 43/64
 9/06/96        146700       16 1/2      11/04/96        193050       22
                                         11/05/96        332850       22 21/64
                                         11/06/96        227250       22 37/64
 9/09/96        296700       16 1/2      11/07/96        199050       22 1/2
 9/10/96        218550       16 53/64    11/08/96        206550       23
 9/11/96        104400       16 3/4
 9/12/96        538350       17 1/2      11/11/96        209250       23 43/64
 9/13/96        842100       18 43/64    11/12/96        136050       22 43/64
                                         11/13/96        103500       22 1/4
 9/16/96        818250       19          11/14/96         48750       22 21/64
 9/17/96        858450       18          11/15/96        317250       21 53/64
 9/18/96        157500       18 21/64
 9/19/96        372450       18 11/64    11/18/96        164700       21 5/64
 9/20/96        394200       18 1/2      11/19/96        188250       20 1/2
                                         11/20/96        524400       19 59/64
 9/23/96        465150       19 5/64     11/21/96        344400       20 1/2
 9/24/96       2284050       19 43/64    11/22/96        257250       21 1/2
 9/25/96        339900       19 43/64
 9/26/96        371400       20 11/64
 9/27/96        166050       19 27/64

  Date         Volume       Cls/Bid        Date         Volume       Cls/Bid
----------   ----------    ----------   ----------    ----------    ----------
11/25/96         85800       22 1/4       1/27/97        119400       23 3/64
11/26/96        212850       20 53/64     1/28/97        178350       23 11/64
11/27/96         59550       21           1/29/97        605400       21
11/28/96             0        HOL         1/30/97        404400       21 21/64
11/29/96        194550       22 21/64     1/31/97         97800       21 1/4

12/02/96        139500       22 43/64     2/03/97        135150       20 53/64
12/03/96        254850       23 53/64     2/04/97        263850       21 3/4
12/04/96        120750       23 37/64     2/05/97        198150       21 21/64
12/05/96         22200       23 21/64     2/06/97         64650       22 1/4
12/06/96        135750       22 21/64     2/07/97         42450       22

12/09/96        131850       23 43/64
12/10/96        182700       23 37/64     2/10/97         52500       21 11/64
12/11/96        112650       23           2/11/97        551700       18 43/64
12/12/96         73650       23 11/64     2/12/97        406050       19 53/64
12/13/96         36600       22 53/64     2/13/97        176550       20 13/64
                                          2/14/97         92850       19 43/64
12/16/96         62550       22 43/64
12/17/96         89700       22 21/64     2/17/97             0        HOL
12/18/96         64650       22           2/18/97         60450       19 3/4
                                          2/19/97        343500       20
12/19/96         77700       22 53/64     2/20/97         82650       19 3/4
12/20/96        258600       23 21/64     2/21/97         73350       20

12/23/96        167400       23 21/64     2/24/97         90450       19 27/64
12/24/96         75600       23 1/2       2/25/97        213300       18 7/8
12/25/96             0        HOL         2/26/97        286200       18 43/64
12/26/96         35100       23 11/64     2/27/97        124650       16 53/64
12/27/96        129900       23 53/64     2/28/97        715200       17 21/64

12/30/96        410550       24 59/64     3/03/97        130350       17 21/64
12/31/96         94650       25 43/64     3/04/97        673500       18 59/64
 1/01/97             0        HOL         3/05/97        504600       19 1/2
 1/02/97        299250       25 11/64
 1/03/97        146700       25 27/64     3/06/97        540450       21 1/4
                                          3/07/97        206400       22 21/64
 1/06/97        114000       25 21/64
 1/07/97        245100       25 5/64      3/10/97        181500       21 59/64
 1/08/97        417600       24 43/64     3/11/97        324450       22 21/64
 1/09/97         52050       24 43/64     3/12/97        314850       21 3/4
 1/10/97        333300       23 53/64     3/13/97         78300       20 1/2
                                          3/14/97        101850       21 43/64
 1/13/97        167550       22 21/64
                                          3/17/97        195150       19 53/64
 1/14/97        426300       23 21/64     3/18/97         89700       19 21/64
 1/15/97         97350       23 11/64     3/19/97        237000       18
 1/16/97         75450       22 1/2       3/20/97        135750       18 21/64
 1/17/97        165900       23 21/64     3/21/97         61650       18 1/2

 1/20/97         42000       23 1/2       3/24/97         61200       18
 1/21/97        147000       23 3/4       3/25/97         72600       18
 1/22/97         88050       23 43/64     3/26/97        271200       19 3/4
 1/23/97        227400       23 1/2       3/27/97        200700       20 21/64
 1/24/97         79350       23           3/28/97             0        HOL

  Date         Volume       Cls/Bid        Date         Volume       Cls/Bid
----------   ----------    ----------   ----------    ----------    ----------
 3/31/97        207600       20 43/64     6/02/97        302250       38 43/64
                                          6/03/97        148650       38
 4/01/97        182550       20 21/64     6/04/97        191100       37 21/64
 4/02/97         63450       19 43/64     6/05/97        109800       37 1/2
 4/03/97        159750       19 53/64     6/06/97        110550       37 11/64
 4/04/97        191250       21 1/4
                                          6/09/97        175800       37 53/64
 4/07/97        701550       24 11/64     6/10/97        249200       38 1/2
 4/08/97        889050       23 1/2       6/11/97         66400       38 1/4
 4/09/97        186750       22 59/64     6/12/97         30500       37
 4/10/97        233700       23           6/13/97         99000       36 1/4
 4/11/97        778200       24
                                          6/16/97         55200       35 3/4
 4/14/97        317250       23 3/4
 4/15/97        180900       23 3/64      6/17/97         56200       36 3/4
 4/16/97         38250       23 11/64     6/18/97        509700       38
 4/17/97        645750       24 21/32     6/19/97        437700       38 7/8
 4/18/97       1564500       26 21/64     6/20/97        202300       38 7/8

 4/21/97       1154700       25 43/64     6/23/97        300000       38
 4/22/97        474150       26 43/64     6/24/97        242500       38 3/4
 4/23/97        325650       27 11/64     6/25/97        213100       36 3/4
 4/24/97        550500       27 1/2       6/26/97        838100       34
 4/25/97        535350       27 1/2       6/27/97        168800       34

                                          6/30/97        475700       34 1/4
 4/28/97        648900       28 53/64     7/01/97         68400       34
 4/29/97        306300       29           7/02/97         81200       35 1/2
 4/30/97        503400       29           7/03/97        192100       36
 5/01/97        726000       31           7/04/97             0        HOL
 5/02/97        764550       30 1/2
                                          7/07/97        295400       37 7/8
 5/05/97        496050       32           7/08/97        216900       38 3/8
 5/06/97        421050       30 1/2       7/09/97        444800       39 7/8
 5/07/97        255900       30           7/10/97        231100       41 3/8
 5/08/97        456450       32           7/11/97        139300       42 1/4
 5/09/97        681750       33 27/64

 5/12/97        238650       32 1/2       7/14/97         99200       42
 5/13/97         83550       32 21/64     7/15/97        183300       42 1/2
 5/14/97        251250       32 3/4       7/16/97        409600       44 1/8
 5/15/97        295800       33 3/4       7/17/97        137400       42 1/2
 5/16/97         69000       33 21/64     7/18/97        135200       42 3/4

 5/19/97        133350       33 27/64     7/21/97        171400       40 7/8
 5/20/97        250650       32 43/64     7/22/97        533400       39 1/4
 5/21/97        269250       34 1/2       7/23/97        245200       38 3/4
                                          7/24/97        163500       37 5/8
 5/22/97        428250       36           7/25/97        179400       38 3/8
 5/23/97        284550       35 1/2
                                          7/28/97        235100       37 1/2
 5/26/97             0        HOL         7/29/97        260300       37
 5/27/97        143850       36           7/30/97        481500       39 7/8
 5/28/97        102150       35 3/4       7/31/97        206400       40
 5/29/97        214050       36 43/64
 5/30/97        289200       37 11/64


Computer Sciences Corporation

Computer Sciences Corporation is a computer services company headquartered in El Segundo, California which designs, engineers, integrates and operates computer-based and communications-based systems. Although it offers consulting services to commercial clients domestically and in Europe, its primary customer is the United States government. The company provides a broad range of services including information technology management consulting, information technology research, and computer and communication systems development. In addition, CSC is a joint partner with Equifax to provide consumer credit reporting. Under the joint venture agreement, CSC owns a credit bureau operation and outsources the maintenance and sale of credit reports to Equifax. Computer Sciences generated $5.6 billion in revenues for the year ending March 28, 1997. The company has over 44,000 employees in more than 600 offices worldwide.

On July 14, Computer Sciences was one of six vendors awarded a special services contract by the U.S. Defense Supply Service valued up to $200 million. The contract will involve functional process improvement and assessment, data standardization and modeling using automated analytical tools. On July 10, UMB Financial Corporation, a $6.4 billion multi-bank holding company based in Kansas City, Missouri, signed a comprehensive contract with the company to develop and maintain its new information system and platform.

20536310   CSC     COMPUTER SCIENCES CORP
                   New York
                   Common

                         Prices in U.S. dollars
      Adjusted for stock dividends and stock splits as of  8/12/97
                   Daily prices  8/01/96 to  7/31/97

  Date         Volume       Cls/Bid        Date         Volume       Cls/Bid
----------   ----------    ----------   ----------    ----------    ----------
 8/01/96        542400       68 1/8      10/03/96        281500       77 3/8
 8/02/96        593200       72          10/04/96        298400       78 3/8

 8/05/96        202900       71 1/4      10/07/96        627400       81 7/8
 8/06/96        150700       71 3/8      10/08/96        312500       80 3/4
 8/07/96        306800       72 1/4      10/09/96        175200       79 3/4
 8/08/96        204200       73 1/4      10/10/96        166200       80 1/4
 8/09/96        252900       73 1/8      10/11/96        149000       81 3/4

 8/12/96        285200       72 5/8      10/14/96        238800       81 7/8
                                         10/15/96        133400       81
 8/13/96        222700       73          10/16/96        203900       80 7/8
 8/14/96         70400       73 1/8      10/17/96        171400       79 1/8
 8/15/96        140500       71 1/8      10/18/96        188600       81 5/8
 8/16/96        271500       73 1/4
                                         10/21/96        149100       80 3/4
 8/19/96        159900       71 1/2      10/22/96        171300       79 7/8
 8/20/96        116000       71 1/4      10/23/96       2563000       77 3/8
 8/21/96        217100       70 5/8      10/24/96        538400       76 1/4
 8/22/96        209700       71          10/25/96        140400       74 3/4
 8/23/96        234000       71 5/8
                                         10/28/96        465600       72
 8/26/96        110400       71 1/4
 8/27/96        104800       71 5/8      10/29/96       1165800       72 1/8
 8/28/96         60700       71 5/8      10/30/96        488800       72 3/4
 8/29/96        113100       70 3/4      10/31/96        273100       74 1/4
 8/30/96        131600       70          11/01/96        125000       73

 9/02/96             0        HOL        11/04/96        277000       71 1/2
 9/03/96         91400       70          11/05/96        489700       72 1/4
 9/04/96         84300       69 1/2      11/06/96        457200       74 1/4
 9/05/96        164700       68          11/07/96        146900       73 5/8
 9/06/96        242800       70 1/4      11/08/96        229700       74 5/8

                                         11/11/96        181100       76 1/8
 9/09/96        186000       70 7/8      11/12/96        452000       76
 9/10/96        195400       70 1/8      11/13/96        123500       74 1/2
 9/11/96        175000       70 1/2      11/14/96        256200       75 1/4
 9/12/96        199000       70 5/8      11/15/96        350700       77
 9/13/96        455800       73 1/8
                                         11/18/96        197200       76 5/8
 9/16/96        242300       74          11/19/96        396600       78
 9/17/96        234300       74 7/8      11/20/96        301500       80 1/8
 9/18/96        317800       74          11/21/96        136900       79 7/8
 9/19/96        262900       74          11/22/96        102700       79
 9/20/96        368800       74 1/2

 9/23/96        182500       75 1/2      11/25/96        144800       79 7/8
 9/24/96        241000       75 1/4      11/26/96        103900       79 7/8
 9/25/96        210800       75 1/4      11/27/96         82300       79
 9/26/96        348500       77          11/28/96             0        HOL
 9/27/96        204900       76 5/8      11/29/96        108700       78 5/8

 9/30/96        135300       76 7/8
10/01/96        216300       76 1/8
10/02/96        122400       77 1/4

  Date         Volume       Cls/Bid        Date         Volume       Cls/Bid
----------   ----------    ----------   ----------    ----------    ----------
12/02/96        164600       77 1/8       2/03/97        375500       72 1/8
12/03/96        255500       76 7/8       2/04/97        326800       72
12/04/96        353200       79 3/4       2/05/97        445200       69 3/4
12/05/96        181300       79           2/06/97        265300       69 3/4
12/06/96        158400       79 1/2       2/07/97        707600       66 7/8

12/09/96        272900       81 3/4
12/10/96        576000       84 1/2       2/10/97        643800       67
12/11/96       1394800       84           2/11/97        426700       67 3/8
12/12/96        876800       84 1/4       2/12/97        609300       69 3/4
12/13/96        272900       82 5/8       2/13/97        457800       74 1/4
                                          2/14/97        411800       71 7/8
12/16/96        209500       81 1/4
12/17/96        384900       80 1/8       2/17/97             0        HOL
12/18/96        401600       83 5/8       2/18/97        206500       74 7/8
                                          2/19/97        417000       73 3/4
12/19/96        202500       83 7/8       2/20/97        292600       72 5/8
12/20/96        507800       82 3/8       2/21/97        264800       71 1/2

12/23/96        324200       83 1/2       2/24/97        210500       73 3/8
12/24/96        189100       83 1/4       2/25/97        160300       71 7/8
12/25/96             0        HOL         2/26/97        339100       70 1/4
12/26/96        141600       84 5/8       2/27/97        271400       67 3/4
12/27/96        170800       83           2/28/97        359600       67 1/2

12/30/96        198400       82 3/8       3/03/97        310100       67 1/8
12/31/96        106000       82 1/8       3/04/97        562600       67 1/8
 1/01/97             0        HOL         3/05/97        270500       67 1/2
 1/02/97        477400       79
 1/03/97        249700       79           3/06/97        435200       67 3/8
                                          3/07/97        401700       67
 1/06/97        357700       80 1/2
 1/07/97        133800       81           3/10/97        352500       68 1/8
 1/08/97        130400       80 1/4       3/11/97        269000       68 1/8
 1/09/97         85700       80 1/8       3/12/97        207200       67 1/8
 1/10/97        137300       81 5/8       3/13/97        125200       66 1/2
                                          3/14/97        326400       66 1/4
 1/13/97        100800       80 3/8
                                          3/17/97        718200       64 1/4
 1/14/97        162600       81 1/4       3/18/97        590800       63
 1/15/97        147400       79 1/4       3/19/97        517300       62 1/4
 1/16/97        387000       77 5/8       3/20/97        579900       65 1/2
 1/17/97        333000       77 1/2       3/21/97        441300       64 3/4

 1/20/97        137400       77 1/4       3/24/97        318000       64 7/8
 1/21/97        807400       76 1/8       3/25/97        399300       63
 1/22/97       1112900       73 1/8       3/26/97        647300       61 5/8
 1/23/97       1021900       71 1/4       3/27/97        628200       62 3/8
 1/24/97        857100       72           3/28/97             0        HOL

 1/27/97        707800       69 3/4       3/31/97        419200       62 1/8
 1/28/97        890800       69 1/2
 1/29/97        407400       70 1/4
 1/30/97        820400       70 3/4
 1/31/97        419700       71

  Date         Volume       Cls/Bid        Date         Volume       Cls/Bid
----------   ----------    ----------   ----------    ----------    ----------
 4/01/97        302300       62 1/4       6/02/97        661800       79 1/4
 4/02/97        356800       61           6/03/97        566800       78
 4/03/97        323900       61 3/4       6/04/97        567600       77 7/8
 4/04/97        323100       64           6/05/97        472100       78 3/4
                                          6/06/97        274700       78
 4/07/97        498500       64 7/8
 4/08/97        469900       67           6/09/97        364500       77 3/4
 4/09/97        436500       65 1/8       6/10/97        300900       76 3/4
 4/10/97        303300       62 3/4       6/11/97        455200       75 3/4
 4/11/97        241400       61 1/4       6/12/97        355200       74 7/8
                                          6/13/97        517900       74 1/4
 4/14/97        248700       62 1/4
 4/15/97        358200       61 3/4       6/16/97        341000       74 1/8
 4/16/97        219300       61 3/4
 4/17/97        363700       61 1/4       6/17/97        430800       74 3/8
 4/18/97        395700       61 1/2       6/18/97        297000       74
                                          6/19/97        476500       74 7/8
 4/21/97        363100       59 7/8       6/20/97        530200       75
 4/22/97        425700       60 5/8
 4/23/97        353300       63 3/8       6/23/97        209500       73
 4/24/97        574300       64 3/4       6/24/97        962500       75 7/8
 4/25/97       1741000       60           6/25/97        400000       73 9/16
                                          6/26/97        339100       72 7/8
                                          6/27/97        478300       73 3/8
 4/28/97        622800       58 3/4
 4/29/97       1346200       60           6/30/97        200400       72 1/8
 4/30/97        687300       62 1/2       7/01/97        470100       71 1/4
 5/01/97        466400       63 3/4       7/02/97        347200       72 5/16
 5/02/97        594500       66 7/8       7/03/97        174300       73 7/8
                                          7/04/97             0        HOL
 5/05/97        650000       67 7/8
 5/06/97       1498800       72 3/8       7/07/97        227800       72 3/4
 5/07/97        572200       71 3/4       7/08/97        323700       74
 5/08/97        360600       72 3/4       7/09/97        407700       73 3/8
 5/09/97        356900       71 5/8       7/10/97        328800       72 11/16
                                          7/11/97        646400       74 1/8
 5/12/97        241100       73
 5/13/97        245200       72 5/8
 5/14/97        320800       73 1/8       7/14/97        419400       73 1/2
 5/15/97        349400       72 3/4       7/15/97        541400       75 1/2
 5/16/97        434800       71 3/8       7/16/97        726000       76 1/2
                                          7/17/97        569800       76 7/8
 5/19/97        152600       71           7/18/97        409500       75
 5/20/97        474100       71 3/4
 5/21/97        274100       71 3/8       7/21/97        290000       74
                                          7/22/97        309800       74
 5/22/97        375200       69 5/8       7/23/97        348600       75 7/8
 5/23/97        280300       72           7/24/97        741400       79 7/8
                                          7/25/97        539700       79 7/16
 5/26/97             0        HOL
 5/27/97        284000       72 7/8       7/28/97        207900       78 1/2
 5/28/97        740400       75 1/2       7/29/97        258300       78 5/8
 5/29/97        781700       75 1/2       7/30/97        505900       82
 5/30/97        663500       77 3/8       7/31/97        272100       81 7/16


Data General Corp.

Data General Corp. designs, manufactures and sells general purpose computer and communication systems, peripherals and software products and services which are used for integrated information processing, testing and surveillance. Its products include database servers, network and communications servers, mass storage systems and third-party applications and software. In addition, the company operates a worldwide network of service offices which support and service a broad range of computer systems and networks. Its business has grown rapidly from $100 million in 1990 to $1.3 billion in 1996 of which approximately 30% represents service and support revenue. Data General is headquartered in Westboro, Massachusetts and has over 200 field offices in North America.

On July 15, Data General won a bid to provide support services for Computer Associates International, a $4 billion business software company based in Islandia, New York. As previously mentioned, the company has also joined forces with BDM International to provide internet and intranet security products called CYBERSHIELD.

23768810   DGN     DATA GEN CORP
                   New York
                   Common

                         Prices in U.S. dollars
      Adjusted for stock dividends and stock splits as of  8/12/97
                   Daily prices  8/01/96 to  7/31/97

  Date         Volume       Cls/Bid        Date         Volume       Cls/Bid
----------   ----------    ----------   ----------    ----------    ----------
 8/01/96        206700       10 1/2      10/03/96        170000       13 1/8
 8/02/96        295800       10 3/4      10/04/96        425000       13 5/8

 8/05/96        129100       10 5/8      10/07/96        587500       13 3/8
 8/06/96        247600       10 3/8      10/08/96        278500       13 7/8
 8/07/96         34700       10 5/8      10/09/96        233800       14
 8/08/96        203700       10 3/4      10/10/96         99500       14
 8/09/96        100900       10 3/4      10/11/96        315000       14 3/8

 8/12/96        106700       10 1/2      10/14/96        346800       15
                                         10/15/96        765300       15 1/8
 8/13/96        123600       10 5/8      10/16/96        326800       15 1/2
 8/14/96        234800       11 1/4      10/17/96        193800       15 1/2
 8/15/96        146900       10 3/4      10/18/96        203300       15 1/4
 8/16/96        108900       10 7/8
                                         10/21/96        264000       15 1/2
 8/19/96         66800       11          10/22/96        302600       15
 8/20/96         84400       10 3/4      10/23/96        221400       15
 8/21/96        318500       11 5/8      10/24/96        352100       13 5/8
 8/22/96        223400       11 1/2      10/25/96        141200       14 1/4
 8/23/96        134900       11 1/8
                                         10/28/96        171100       13 3/4
 8/26/96         78900       10 7/8
 8/27/96        146000       11          10/29/96        211300       14 1/4
 8/28/96        156100       11 1/2      10/30/96        188100       14 3/4
 8/29/96        123300       11 1/4      10/31/96        839100       14 7/8
 8/30/96         49200       11 1/4      11/01/96        435000       14 1/8

 9/02/96             0        HOL        11/04/96         86000       14 1/8
 9/03/96        201400       11 1/8      11/05/96        161000       14 1/4
 9/04/96         65400       11 1/8      11/06/96        228300       14 5/8
 9/05/96        352500       10 1/2      11/07/96         80400       14 5/8
 9/06/96        152600       10 5/8      11/08/96        174500       14 3/4

                                         11/11/96        251700       14 3/4
 9/09/96        242500       10 1/2      11/12/96        404700       14 1/2
 9/10/96        250100       11          11/13/96         57800       14 1/2
 9/11/96        364900       12          11/14/96        106500       14 1/4
 9/12/96        383500       12 3/8      11/15/96        131900       14 1/4
 9/13/96        205900       12 1/2
                                         11/18/96        154300       14 3/8
 9/16/96         89500       12 3/8      11/19/96        166900       14 3/8
 9/17/96        121400       12 1/2      11/20/96        401400       14 1/4
 9/18/96        144900       12 3/4      11/21/96        123400       14 1/8
 9/19/96        277300       13 1/8      11/22/96        154500       14 1/2
 9/20/96        278200       13 1/2

 9/23/96        202700       13 1/2      11/25/96        212800       14 1/2
 9/24/96        204600       13 7/8      11/26/96        200200       14 1/4
 9/25/96        398100       14          11/27/96        162400       14 1/2
 9/26/96        221300       13 7/8      11/28/96             0        HOL
 9/27/96        157900       14          11/29/96         18800       14 5/8

 9/30/96        171300       14
10/01/96        153100       13 3/8
10/02/96        145600       13

  Date         Volume       Cls/Bid        Date         Volume       Cls/Bid
----------   ----------    ----------   ----------    ----------    ----------
12/02/96        141400       15 1/8       2/03/97        458500       18 1/2
12/03/96        180100       14 7/8       2/04/97        251300       18 1/8
12/04/96        198800       15 1/4       2/05/97        156700       17
12/05/96         91900       15 3/8       2/06/97        119200       17 3/8
12/06/96        145500       15           2/07/97        366000       18 1/8

12/09/96        156700       15
12/10/96        424400       15 5/8       2/10/97        716300       18 1/4
12/11/96        162900       15 1/2       2/11/97        353600       18 1/4
12/12/96        115300       15 1/4       2/12/97        121800       18
12/13/96        280000       14 3/4       2/13/97        251100       18 1/4
                                          2/14/97        559800       18 3/4
12/16/96        222600       13 7/8
12/17/96        223000       13 7/8       2/17/97             0        HOL
12/18/96        182800       14 5/8       2/18/97        154600       18 5/8
                                          2/19/97        586900       19 7/8
12/19/96        244900       14 7/8       2/20/97        326400       19 3/4
12/20/96        411800       15           2/21/97        247600       19 1/2

12/23/96        399600       15           2/24/97        376800       19 3/4
12/24/96         59200       14 7/8       2/25/97        241200       20 1/8
12/25/96             0        HOL         2/26/97        327100       20
12/26/96        101600       15 1/8       2/27/97        213300       19
12/27/96         59000       15 1/8       2/28/97        259400       19 3/8

12/30/96        121600       15 1/8       3/03/97         71000       19 3/8
12/31/96         82300       14 1/2       3/04/97        256900       19 3/4
 1/01/97             0        HOL         3/05/97        168700       19 7/8
 1/02/97         75200       14 5/8
 1/03/97        209600       15 3/8       3/06/97        338400       20 1/4
                                          3/07/97        166800       20
 1/06/97         96500       15 1/4
 1/07/97        355800       16           3/10/97        188700       20 3/8
 1/08/97        170800       15 3/4       3/11/97        267300       20 1/8
 1/09/97         78500       15 1/2       3/12/97        206700       19 3/4
 1/10/97        104200       15 5/8       3/13/97        179700       19 1/2
                                          3/14/97        165000       19 1/4
 1/13/97         86500       15 7/8
                                          3/17/97        215400       18 5/8
 1/14/97        284200       16 1/4       3/18/97        195700       18 1/4
 1/15/97        190700       16 1/2       3/19/97        242400       17 3/4
 1/16/97        471300       17 1/4       3/20/97        347200       18 1/4
 1/17/97        261200       17 1/2       3/21/97        215300       18 1/8

 1/20/97        249200       17 3/8       3/24/97        108000       17 3/4
 1/21/97        465900       17 5/8       3/25/97        167200       17 3/4
 1/22/97        194900       17 5/8       3/26/97        378400       18 1/8
 1/23/97       1053900       18 3/8       3/27/97         94000       17 3/4
 1/24/97        466000       17 3/4       3/28/97             0        HOL

 1/27/97        326100       18 1/4       3/31/97        184800       17
 1/28/97        508800       18 3/4
 1/29/97        408200       18 1/8
 1/30/97        441500       18 5/8
 1/31/97        178000       18 7/8

  Date         Volume       Cls/Bid        Date         Volume       Cls/Bid
----------   ----------    ----------   ----------    ----------    ----------
 4/01/97        290900       16 1/4       6/02/97        618200       21 5/8
 4/02/97        272100       15 5/8       6/03/97        837600       21 5/8
 4/03/97        413800       15 7/8       6/04/97       2289000       23
 4/04/97        262800       16           6/05/97       1575000       23 3/4
                                          6/06/97        391600       23 5/8
 4/07/97        333300       17 1/8
 4/08/97        285300       17 1/8       6/09/97        351400       23 3/4
 4/09/97        209000       16 3/4       6/10/97       1141500       23 7/8
 4/10/97        103000       16 3/4       6/11/97       2220000       25
 4/11/97        228900       15 3/4       6/12/97        814300       25 1/2
                                          6/13/97        701700       25 1/4
 4/14/97        213400       16 1/2
 4/15/97         75700       16 1/4       6/16/97        500400       25 7/8
 4/16/97        166500       17
 4/17/97        820800       18 1/8       6/17/97        849100       26
 4/18/97        397100       17 7/8       6/18/97        388600       26 3/8
                                          6/19/97        538900       26 1/2
 4/21/97        112300       17 3/4       6/20/97        623900       26
 4/22/97        384100       18 1/8
 4/23/97        212400       18 5/8       6/23/97       1080100       26
 4/24/97        118100       18 1/8       6/24/97        589800       26 1/16
 4/25/97         77300       17 5/8       6/25/97        534700       25 5/8
                                          6/26/97        368000       25 7/8
                                          6/27/97        420700       26
 4/28/97        158100       17 7/8
 4/29/97        224700       18 3/8       6/30/97        415900       26
 4/30/97        226400       18 3/4       7/01/97        317000       25 3/4
 5/01/97        559700       19 3/4       7/02/97        193500       26
 5/02/97        190600       20           7/03/97        242100       26 3/8
                                          7/04/97             0        HOL
 5/05/97       1073800       22 1/2
 5/06/97       2134000       23 1/8       7/07/97        196000       25 15/16
 5/07/97        617700       22 1/8       7/08/97        255600       26
 5/08/97        678900       21 7/8       7/09/97        501800       25 15/16
 5/09/97        313100       22 1/8       7/10/97        531500       26 11/16
                                          7/11/97       1494100       27 7/8
 5/12/97        924100       22 5/8
 5/13/97        518900       21 3/4
 5/14/97        902400       21 3/8       7/14/97        452400       28 11/16
 5/15/97       1976000       20 3/4       7/15/97       1290700       30 1/16
 5/16/97       2175000       20 1/16      7/16/97        624100       30 3/16
                                          7/17/97        336500       28 7/8
 5/19/97        721000       19 1/2       7/18/97        492300       28
 5/20/97        689000       20
 5/21/97       1118800       20           7/21/97        343400       27 15/16
                                          7/22/97        444000       28 7/8
 5/22/97        993600       21           7/23/97       1073600       30 1/4
 5/23/97        147300       20 7/8       7/24/97        845500       31
                                          7/25/97        715300       30 3/8
 5/26/97             0        HOL
 5/27/97        438500       20 7/8       7/28/97        282500       29 15/16
 5/28/97        573000       21 3/8       7/29/97        479200       30
 5/29/97        291600       21 5/8       7/30/97        778800       30 3/8
 5/30/97        372100       21 3/8       7/31/97        337600       30 3/16


GENICOM Corp.

GENICOM Corp., headquartered within metropolitan Washington D.C., is an international supplier of network integration services, multivendor services and printer solutions. It provides maintenance and repair service for computer systems produced by original equipment manufacturers including servers and midrange systems, personal computers, workstations, networking products and storage devices. It also develops and distributes printers and related products. The company generated $303 million in revenue in fiscal 1996 with approximately 40% derived from the maintenance and repair service division and 60% from the printer division.

Within the servicing division, GENICOM Corp. maintains a broad and diverse customer base with over 11,000 clients, consisting of consumers, small companies and mid-sized corporations. The printer division sells a wide variety of high performance printers, printer applications software and related equipment. The company is in discussions to buy the printing systems business of Digital Equipment Corp. for an undisclosed amount.

37228210   GECM    GENICOM CORP
                   NASDAQ National Market
                   Common

                         Prices in U.S. dollars
      Adjusted for stock dividends and stock splits as of  8/12/97
                   Daily prices  8/01/96 to  7/31/97

  Date         Volume       Cls/Bid        Date         Volume       Cls/Bid
----------   ----------    ----------   ----------    ----------    ----------
 8/01/96          4300        4 1/4      10/03/96          8400        5 1/8
 8/02/96         12200        4 3/8      10/04/96          5000        5 1/16

 8/05/96         37900        4 5/8      10/07/96         10700        5 1/16
 8/06/96          4900        4 3/8      10/08/96         22500        5 1/16
 8/07/96         12000        4 5/8      10/09/96         37800        5
 8/08/96         28600        4 9/16     10/10/96         22900        4 7/8
 8/09/96          2500        4 5/8      10/11/96          6400        4 7/8

 8/12/96         36800        4 3/4      10/14/96         21600        4 47/64
                                         10/15/96         11600        4 5/8
 8/13/96         65100        4 5/8      10/16/96         14000        4 1/2
 8/14/96          5900        4 9/16     10/17/96         40800        4 5/8
 8/15/96          6100        4 9/16     10/18/96         46600        4 5/8
 8/16/96         43900        5 1/4
                                         10/21/96         61900        4 5/8
 8/19/96         87200        5 3/16     10/22/96         50000        4 39/64
 8/20/96         15800        5 1/8      10/23/96         25900        4 1/2
 8/21/96         42600        5 1/4      10/24/96         13300        4 1/2
 8/22/96         38100        5          10/25/96         21800        4 9/16
 8/23/96         24900        5 1/8
                                         10/28/96          6300        4 1/2
 8/26/96         49600        5
 8/27/96         36500        5          10/29/96        204000        4
 8/28/96         19100        5          10/30/96         68500        4
 8/29/96          9500        5 1/8      10/31/96        101200        3 1/2
 8/30/96          5600        4 7/8      11/01/96         76200        3 3/8

 9/02/96             0        HOL        11/04/96         85400        3 23/32
 9/03/96         18100        4 7/8      11/05/96         58100        3 3/4
 9/04/96         34000        4 7/8      11/06/96        142400        4
 9/05/96         73100        4 15/16    11/07/96         57800        4 1/2
 9/06/96          4400        5          11/08/96         50600        4 3/8

                                         11/11/96         25400        4
 9/09/96         37000        5          11/12/96          8500        4
 9/10/96         26100        5 1/16     11/13/96         29200        4
 9/11/96         22400        4 7/8      11/14/96         15600        4
 9/12/96         89800        4 7/8      11/15/96         19300        4
 9/13/96         70800        5 1/8
                                         11/18/96          2700        4
 9/16/96         81600        5 1/8      11/19/96         15800        3 3/4
 9/17/96         98600        5 1/16     11/20/96          9000        3 5/8
 9/18/96        183600        5 1/16     11/21/96          4200        3 5/8
 9/19/96         31800        5 1/8      11/22/96         71700        3 5/8
 9/20/96         73000        5 1/16

 9/23/96        122900        5 1/8      11/25/96         52800        3 3/4
 9/24/96         10100        5 1/16     11/26/96         47300        3 3/4
 9/25/96         31800        5 1/8      11/27/96         41600        3 7/8
 9/26/96         37600        5 1/8      11/28/96             0        HOL
 9/27/96         13400        5 1/16     11/29/96         26400        3 7/8

 9/30/96          6200        5 1/16
10/01/96         15000        5 1/16
10/02/96         13200        5 1/16

  Date         Volume       Cls/Bid        Date         Volume       Cls/Bid
----------   ----------    ----------   ----------    ----------    ----------
12/02/96         47400        4 1/16      2/03/97         76600        4 3/4
12/03/96         51700        4 1/4       2/04/97        128700        4 1/2
12/04/96         33300        4 1/16      2/05/97         56700        4 3/4
12/05/96         17100        3 15/16     2/06/97         53100        4 11/16
12/06/96         14400        3 3/4       2/07/97        131100        4 3/4

12/09/96         14700        3 13/16
12/10/96          8300        3 13/16     2/10/97          9600        4 13/16
12/11/96          6400        3 3/4       2/11/97         82500        4 13/16
12/12/96         37200        3 11/16     2/12/97        142300        5 1/8
12/13/96         20900        3 9/16      2/13/97         54900        5 1/16
                                          2/14/97         43000        4 15/16
12/16/96         19800        3 5/8
12/17/96         56200        3 11/16     2/17/97             0        HOL
12/18/96         22800        3 13/16     2/18/97        100200        4 3/4
                                          2/19/97         20400        4 15/16
12/19/96         32300        3 13/16     2/20/97         21400        4 3/4
12/20/96         83400        3 11/16     2/21/97         16300        4 7/8

12/23/96         98900        3 13/16     2/24/97         63600        5 1/4
12/24/96         13000        3 3/4       2/25/97        120900        5 3/8
12/25/96             0        HOL         2/26/97         39500        5 1/2
12/26/96         56700        3 25/32     2/27/97         28500        5 1/4
12/27/96         15000        3 3/4       2/28/97         27600        5 1/4

12/30/96         62200        3 25/32     3/03/97         13600        5 1/2
12/31/96        178200        3 3/4       3/04/97          5400        5 1/4
 1/01/97             0        HOL         3/05/97          6300        5 1/8
 1/02/97         36600        3 7/8
 1/03/97         36600        3 7/8       3/06/97         28500        5
                                          3/07/97         29000        4 7/8
 1/06/97         12000        3 7/8
 1/07/97         35100        3 15/16     3/10/97         12100        5 1/8
 1/08/97         11800        3 15/16     3/11/97          6700        5
 1/09/97         49600        4 1/4       3/12/97         21400        5
 1/10/97        106400        4 9/16      3/13/97          8400        5
                                          3/14/97         54600        4 5/8
 1/13/97         39400        4 9/16
                                          3/17/97         30500        4 7/8
 1/14/97         20800        4 7/16      3/18/97         35700        4 3/4
 1/15/97         51500        4           3/19/97         10800        4 11/16
 1/16/97         19300        4           3/20/97         25600        4 11/16
 1/17/97         41500        3 7/8       3/21/97          7200        4 9/16

 1/20/97         43500        3 15/16     3/24/97          8600        4 9/16
 1/21/97         30300        3 13/16     3/25/97          3500        4 5/8
 1/22/97         27400        3 13/16     3/26/97         22300        4 9/16
 1/23/97          7100        3 3/4       3/27/97         11300        4 1/4
 1/24/97         15500        3 13/16     3/28/97             0        HOL

 1/27/97          5600        3 13/16     3/31/97          9500        4 3/8
 1/28/97         51200        3 9/16
 1/29/97        435800        4 3/4
 1/30/97        136900        4 5/8
 1/31/97         17700        4 1/2

  Date         Volume       Cls/Bid        Date         Volume       Cls/Bid
----------   ----------    ----------   ----------    ----------    ----------
 4/01/97         15600        4 1/2       6/02/97         53000        6 3/16
 4/02/97         24700        4 1/2       6/03/97          7900        6 3/16
 4/03/97         68900        4 9/16      6/04/97         32500        6 3/16
 4/04/97         22300        4 11/16     6/05/97         20700        6 3/16
                                          6/06/97         46800        6 5/16
 4/07/97          2100        4 11/16
 4/08/97         19000        4 11/16     6/09/97         76700        6 5/16
 4/09/97         19000        4 3/4       6/10/97         50200        6 5/16
 4/10/97         13300        4 3/4       6/11/97         28300        6 1/8
 4/11/97         23800        4 5/8       6/12/97         13400        6 1/4
                                          6/13/97         70100        5 15/16
 4/14/97          2700        4 5/8
 4/15/97         24000        4 7/8       6/16/97         38800        6 1/16
 4/16/97          6900        4 5/8
 4/17/97         18600        5           6/17/97         73200        6
 4/18/97          4100        4 7/8       6/18/97         75100        6
                                          6/19/97         69700        6
 4/21/97          9500        4 3/4       6/20/97         38200        6
 4/22/97          2900        4 13/16
 4/23/97         50300        5 1/8       6/23/97         45400        6 1/16
 4/24/97        493200        5 23/64     6/24/97        107500        6 1/16
 4/25/97        533800        5 3/8       6/25/97        134400        6 3/16
                                          6/26/97        141700        6 3/16
                                          6/27/97        108500        6 1/4
 4/28/97         39800        5 1/2
 4/29/97         28900        5 7/16      6/30/97        260800        6 11/16
 4/30/97         27000        5 1/2       7/01/97        449400        7 1/8
 5/01/97        199600        6 1/8       7/02/97        147400        7
 5/02/97        194700        5 7/8       7/03/97         23000        7
                                          7/04/97             0        HOL
 5/05/97        122600        6
 5/06/97         93200        6           7/07/97        145900        7 1/8
 5/07/97         85100        5 5/8       7/08/97        313300        7 1/2
 5/08/97         43700        5 5/8       7/09/97        223400        7 7/8
 5/09/97         76000        5 3/4       7/10/97        227100        7 7/8
                                          7/11/97        247500        8 1/16
 5/12/97        102200        5 1/2
 5/13/97         76600        5 7/8
 5/14/97        357200        6 3/16      7/14/97         96000        8 5/16
 5/15/97        125500        6 3/16      7/15/97        104200        8
 5/16/97        151500        6 5/16      7/16/97        132600        7 5/8
                                          7/17/97        313000        7 3/4
 5/19/97         47700        6 1/8       7/18/97        159000        8 3/16
 5/20/97         74500        6 5/16
 5/21/97        125400        6 1/4       7/21/97        486900        9 1/16
                                          7/22/97        232600        9 5/16
 5/22/97         74600        6 3/16      7/23/97        171100        9
 5/23/97         36000        6 5/16      7/24/97        138500        8 5/8
                                          7/25/97        227400        9 1/4
 5/26/97             0        HOL
 5/27/97         38200        6 5/16      7/28/97        147800        9 1/8
 5/28/97         26200        6 1/4       7/29/97         77400        8 5/8
 5/29/97         52000        6 3/16      7/30/97        155600        8 15/16
 5/30/97         17300        6 1/8       7/31/97        156000        9 1/8


Wang Laboratories, Inc.

Wang Laboratories, Inc. is a global network and desktop services and integration company based in Billerica, Massachusetts. The company provides a range of multi-vendor information technology services for computers and computer networks. Wang Laboratories also designs, operates and maintains global computing and telecommunication networks for some of the world's largest multinational companies as well as military and civilian government agencies. The company generated over $1.3 billion in revenue in 1996 and employed nearly 10,000 people in 130 countries throughout North America, Europe and Asia.

On July 16, Wang Laboratories was recognized for its outstanding sales performance and leading network integration services by the federal government. It was also recently awarded a systems acquisition and support services contract for the U.S. government valued at $105 million. On July 10, the company introduced two new components which integrate the latest advances in processor, memory and security into a desktop computer called TEMPEST and ZONE. On June 24, the company, in conjunction with a group of investors led by Soros Fund Management, announced the creation of WHIS, a new operating company formed to develop, market and service clinical information management systems for physicians.

93369N10   WANG    WANG LABS INC NEW
                   NASDAQ National Market
                   Common

                         Prices in U.S. dollars
      Adjusted for stock dividends and stock splits as of  8/12/97
                   Daily prices  8/01/96 to  7/31/97

  Date         Volume       Cls/Bid        Date         Volume       Cls/Bid
----------   ----------    ----------   ----------    ----------    ----------
 8/01/96        231400       18 3/8      10/03/96       1966000       22
 8/02/96         81200       18 3/8      10/04/96        499400       22 1/8

 8/05/96        232900       18 3/8      10/07/96        381800       22
 8/06/96        115900       18 1/2      10/08/96        183300       22
 8/07/96        252800       19 1/8      10/09/96        441600       22 1/16
 8/08/96        278500       19 3/8      10/10/96        601100       22 5/8
 8/09/96        127800       19 3/8      10/11/96        113900       22 3/8

 8/12/96        146400       19 7/16     10/14/96        211400       22 1/4
                                         10/15/96        374800       22 1/8
 8/13/96         50500       18 7/8      10/16/96        141500       22
 8/14/96        110900       18 1/2      10/17/96        228400       22
 8/15/96         12500       18 3/4      10/18/96        187300       22
 8/16/96        105500       17 7/8
                                         10/21/96        654200       21 7/8
 8/19/96         36800       17 5/8      10/22/96        625900       21 3/8
 8/20/96         96200       18          10/23/96        361500       21 3/8
 8/21/96          9400       18 1/8      10/24/96        248800       21 1/4
 8/22/96        180000       18 1/8      10/25/96        411900       21 3/4
 8/23/96         10800       18 1/4
                                         10/28/96        846700       22 1/2
 8/26/96        108400       18 1/4
 8/27/96        137000       18 1/4      10/29/96        236500       22 3/8
 8/28/96        143700       18          10/30/96       1329600       23 1/2
 8/29/96         43700       17 5/8      10/31/96        528300       23 3/8
 8/30/96         91800       17 7/8      11/01/96        232500       22 3/4

 9/02/96             0        HOL        11/04/96        341200       23 1/8
 9/03/96        341300       16 3/4      11/05/96        345800       22 7/8
 9/04/96        705100       16 3/8      11/06/96        274000       23 3/4
 9/05/96        178600       16 1/2      11/07/96         88800       23 9/16
 9/06/96        364300       17 3/8      11/08/96        171500       23 1/8

                                         11/11/96        123800       22 3/4
 9/09/96        190800       17 3/4      11/12/96        256300       22 1/2
 9/10/96        305500       17 7/8      11/13/96        102900       22 1/4
 9/11/96        234500       18          11/14/96        247100       22 9/16
 9/12/96        140600       17 1/2      11/15/96       1428200       22 1/4
 9/13/96        265600       17 7/8
                                         11/18/96         62400       22 1/2
 9/16/96        147500       18 1/4      11/19/96         61400       22 1/16
 9/17/96        123900       18 1/4      11/20/96        259800       21
 9/18/96          6700       18 1/8      11/21/96        197600       20 15/16
 9/19/96        207500       19          11/22/96        437100       21 7/8
 9/20/96        208800       19

 9/23/96        228300       19 3/4      11/25/96        273300       21 5/8
 9/24/96        320600       19 1/2      11/26/96       1057100       21 3/8
 9/25/96        308100       18 15/16    11/27/96         44500       21 1/8
 9/26/96        187700       18 3/4      11/28/96             0        HOL
 9/27/96        158500       19 1/8      11/29/96         61100       21 1/8

 9/30/96        248600       19 1/2
10/01/96        321100       19 7/8
10/02/96        274300       19 7/8

  Date         Volume       Cls/Bid        Date         Volume       Cls/Bid
----------   ----------    ----------   ----------    ----------    ----------
12/02/96        120200       21 3/8       2/03/97        378100       22 5/8
12/03/96        127100       21           2/04/97        606600       22 3/8
12/04/96        191500       21           2/05/97        284700       22 1/2
12/05/96         96600       20 7/8       2/06/97        305400       22 1/4
12/06/96        195600       20 3/8       2/07/97        366100       22 3/8

12/09/96         95300       21 1/8
12/10/96        212100       20 1/2       2/10/97        141300       21 5/8
12/11/96        220100       19 15/16     2/11/97        325000       21 1/8
12/12/96        111900       20 3/8       2/12/97        792800       21 1/16
12/13/96        250500       20 1/8       2/13/97        309500       21 1/4
                                          2/14/97        316600       21 3/8
12/16/96         63900       19 7/8
12/17/96        180100       19 3/4       2/17/97             0        HOL
12/18/96         91500       19 5/8       2/18/97        359000       21 3/8
                                          2/19/97        638200       21 3/4
12/19/96        255900       18 7/8       2/20/97         71500       21 3/4
12/20/96        608000       19           2/21/97        230900       21 3/4

12/23/96         87500       19 1/2       2/24/97        759900       22
12/24/96        111100       19 15/16     2/25/97        691100       22
12/25/96             0        HOL         2/26/97        161500       22
12/26/96         37700       19 7/8       2/27/97        268400       22
12/27/96        115300       19 3/4       2/28/97        265500       21 15/16

12/30/96         64900       19 7/8       3/03/97        210400       21 3/4
12/31/96        192900       20 1/4       3/04/97        190000       21
 1/01/97             0        HOL         3/05/97        157300       21
 1/02/97        189600       20 1/4
 1/03/97        577300       20 1/2       3/06/97        246200       21
                                          3/07/97         63100       20 3/4
 1/06/97         98200       20 5/8
 1/07/97        235300       21 3/4       3/10/97        144900       20 1/2
 1/08/97        246300       22           3/11/97        167200       20 7/8
 1/09/97        218500       21 1/2       3/12/97        290200       20 1/2
 1/10/97        167500       21 1/2       3/13/97         86900       20
                                          3/14/97        216200       20
 1/13/97        106500       21 1/4
                                          3/17/97        102300       20 3/8
 1/14/97        251800       21 1/4       3/18/97        482800       20
 1/15/97        106100       21 1/2       3/19/97        251800       19 7/8
 1/16/97        222200       21 7/8       3/20/97        360500       19 3/8
 1/17/97         59500       21 3/4       3/21/97        173100       19

 1/20/97        176200       21 7/8       3/24/97        588200       18
 1/21/97        317800       22 5/16      3/25/97        321000       18 5/16
 1/22/97        359800       23           3/26/97        135900       18 1/4
 1/23/97        310000       23 1/4       3/27/97        179100       17 9/16
 1/24/97        133800       22 7/8       3/28/97             0        HOL

 1/27/97        107800       22           3/31/97        131600       17 3/4
 1/28/97        141800       22 1/2
 1/29/97        928500       23 1/4
 1/30/97        440900       23 1/8
 1/31/97        347700       23 1/4

  Date         Volume       Cls/Bid        Date         Volume       Cls/Bid
----------   ----------    ----------   ----------    ----------    ----------
 4/01/97        229400       17 9/16      6/09/97        156100       20 1/2
 4/02/97        229600       17 3/8       6/10/97        220600       20 1/8
 4/03/97        311200       17 1/2       6/11/97        146000       20 1/4
 4/04/97        168600       17 5/8       6/12/97        172600       20 1/2
                                          6/13/97        221600       20 1/8
 4/07/97        555200       18 5/8
 4/08/97        124000       18 1/2       6/16/97        117200       20 1/8
 4/09/97         93500       18 1/4
 4/10/97        265500       18           6/17/97        150700       21
 4/11/97        299000       17 3/4       6/18/97        264300       20 5/8
                                          6/19/97        214200       21
 4/14/97        291300       17 5/8       6/20/97        107700       20 5/8
 4/15/97        177300       17 9/16
 4/16/97        241100       17 3/4       6/23/97         99700       20 29/64
 4/17/97        376500       19 1/8       6/24/97        173800       20 7/8
 4/18/97        237000       19 5/8       6/25/97        235800       20 29/32
                                          6/26/97        342300       21 1/8
 4/21/97        281200       19 7/16      6/27/97        373300       20 3/4
 4/22/97         90100       19 1/8
 4/23/97        215200       19           6/30/97        588600       21 5/16
 4/24/97        130700       19           7/01/97        168700       21 1/16
 4/25/97        109000       18 13/16     7/02/97        383800       21 5/8
                                          7/03/97        211200       21 13/16
                                          7/04/97             0        HOL
 4/28/97        266300       17 3/8
 4/29/97        500900       16 1/2       7/07/97        119800       22
 4/30/97        427400       17 3/8       7/08/97        270500       21 7/8
 5/01/97        457400       17 3/4       7/09/97        151500       21 25/32
 5/02/97        283200       18 1/8       7/10/97        268600       22 5/16
                                          7/11/97        299400       22 7/16
 5/05/97       1842000       19 3/4
 5/06/97        699400       18 7/8
 5/07/97        216100       18 7/8       7/14/97        151800       22
 5/08/97        383900       19           7/15/97        249300       22 9/16
 5/09/97        315300       19 1/4       7/16/97        215700       23
                                          7/17/97        244400       22 7/8
 5/12/97        358300       19 3/8       7/18/97        130600       22 11/16
 5/13/97        547700       19
 5/14/97        135500       19           7/21/97        164200       22 3/8
 5/15/97        121100       18 7/8       7/22/97        148300       22 7/16
 5/16/97        153700       19 1/8       7/23/97         73300       22 3/4
                                          7/24/97        158400       22 1/2
 5/19/97        101100       19           7/25/97        291000       22 5/8
 5/20/97        109700       19 1/8
 5/21/97        218300       20           7/28/97         65400       22 5/16
                                          7/29/97         77200       22 5/16
 5/22/97        356400       19 3/4       7/30/97       2371000       19 15/16
 5/23/97        514100       20           7/31/97        642500       19 1/2

 5/26/97             0        HOL
 5/27/97         51300       20 1/8
 5/28/97        197100       20 1/8
 5/29/97         63300       20 1/8
 5/30/97        302000       20 1/2

 6/02/97        173100       20 13/16
 6/03/97        333800       21
 6/04/97        108600       20 1/2
 6/05/97         40200       20 3/4
 6/06/97        118900       20 3/4


Vanstar Corp.

Vanstar Corp., based in Pleasanton, California, is a leading provider of computer network integration and consulting services to a broad range of Fortune 1000 companies such as Ford Motor Co., Hoecht Celanese and BOC Gases. The company develops customized technology solutions for its customers' operating systems including local and wide area networks, desktop personal computers and workstations. In addition, the company offers continued support, maintenance and consulting services for the entire life of its customers' computer systems. Although only 13% of the company's revenue is currently derived from its service division, it has invested heavily in technology and its operating systems to develop and growth this business. It generated $2.2 billion in revenue for the fiscal year ended April 30, 1997.

On July 14, Chevron announced that Vanstar and Hewlett Packard had been selected to jointly deploy a $200 million systems upgrade and implementation. Vanstar will implement the major aspects of the desktop technology management and will perform the configuration and management of the network integration while HP will focus on hardware upgrade and management.

On July 8, Vanstar acquired Sysorex Information Systems Inc., a $150 million technology service provider based in Fairfax, Virginia.

92208M10   VST     VANSTAR CORP
                   New York
                   Common

                         Prices in U.S. dollars
      Adjusted for stock dividends and stock splits as of  8/12/97
                   Daily prices  8/01/96 to  7/31/97

  Date         Volume       Cls/Bid        Date         Volume       Cls/Bid
----------   ----------    ----------   ----------    ----------    ----------
 8/01/96        228000       16 3/4      10/03/96        615700       26 1/2
 8/02/96        227200       17 7/8      10/04/96        702600       27 3/8

 8/05/96        167000       18 1/4      10/07/96       1260100       28 1/8
 8/06/96         80500       18 3/8      10/08/96        912500       28 1/4
 8/07/96         95800       19 1/8      10/09/96        275400       28 1/4
 8/08/96        179600       18 3/4      10/10/96        379200       28 3/8
 8/09/96        171700       18 1/2      10/11/96        226700       28 1/2

 8/12/96        122200       18 1/4      10/14/96        334400       28 5/8
                                         10/15/96        239500       29
 8/13/96        143400       18 1/2      10/16/96        207600       28 5/8
 8/14/96        155700       18 1/2      10/17/96        273900       28 1/2
 8/15/96        408100       19 7/8      10/18/96        570500       27 3/8
 8/16/96        129100       19 3/8
                                         10/21/96        249200       26
 8/19/96        129600       20          10/22/96        266700       25 3/8
 8/20/96         87000       19 1/2      10/23/96        226600       26 5/8
 8/21/96        204400       18 5/8      10/24/96        216200       26 3/4
 8/22/96        190700       18 7/8      10/25/96        492600       25 3/4
 8/23/96         54900       18 7/8
                                         10/28/96        390300       24 3/4
 8/26/96        192700       19 1/2
 8/27/96        455300       19 7/8      10/29/96        321100       21 7/8
 8/28/96       1006900       19 1/2      10/30/96        485600       24 5/8
 8/29/96        236900       20 1/4      10/31/96        189900       23 7/8
 8/30/96        284800       21 1/8      11/01/96        215200       24 1/2

 9/02/96             0        HOL        11/04/96         70700       24 1/4
 9/03/96       1027400       20 1/8      11/05/96        106500       24 1/4
 9/04/96        135400       19 1/4      11/06/96        146500       24 1/2
 9/05/96        181300       19 3/8      11/07/96        236200       24 1/8
 9/06/96        310800       18 1/2      11/08/96        108900       23 1/2

                                         11/11/96        523600       23 3/8
 9/09/96        218100       19          11/12/96        289400       25
 9/10/96        130500       18 5/8      11/13/96        217300       25 7/8
 9/11/96        203800       18 7/8      11/14/96        262100       27 5/8
 9/12/96        380800       19 3/4      11/15/96        209500       26 1/4
 9/13/96        763400       21
                                         11/18/96         64800       27
 9/16/96        151900       21          11/19/96         79300       27 1/4
 9/17/96        480300       22 5/8      11/20/96        200200       27 3/4
 9/18/96        931900       23 1/4      11/21/96        257600       26 3/4
 9/19/96        568300       23 1/2      11/22/96        171500       26
 9/20/96        930000       25 5/8

 9/23/96        239200       25 1/8      11/25/96         74700       25 3/4
 9/24/96        194000       24 7/8      11/26/96        175300       26 1/4
 9/25/96        424200       23 3/4      11/27/96        149000       26
 9/26/96        682400       24 3/8      11/28/96             0        HOL
 9/27/96        991200       24 1/4      11/29/96        130500       27 1/2

 9/30/96        400600       24 1/4
10/01/96        472900       24 5/8
10/02/96        584200       25 1/8

  Date         Volume       Cls/Bid        Date         Volume       Cls/Bid
----------   ----------    ----------   ----------    ----------    ----------
12/02/96        258700       28           2/03/97        526900       15 1/2
12/03/96        327800       26 3/8       2/04/97        273900       15 3/8
12/04/96        154100       26 1/8       2/05/97        175400       14 3/4
12/05/96         96700       26 1/2       2/06/97        337800       14 7/8
12/06/96        147800       25 1/2       2/07/97        218200       15 3/8

12/09/96        115900       24 7/8
12/10/96        249500       23 3/4       2/10/97        122000       14 1/4
12/11/96        349200       24 5/8       2/11/97        293000       14 3/8
12/12/96        160000       25 1/8       2/12/97        236100       14 1/4
12/13/96         60600       24 1/2       2/13/97         79400       14 1/2
                                          2/14/97        196500       14 1/2
12/16/96         63500       23
12/17/96        160900       22 1/8       2/17/97             0        HOL
12/18/96        157000       23 7/8       2/18/97        104700       15
                                          2/19/97        195500       15 1/4
12/19/96        442200       24 1/2       2/20/97        436700       15 3/4
12/20/96        115100       23 3/4       2/21/97        213100       16 3/8

12/23/96         22900       23           2/24/97        111300       16 1/8
12/24/96         45000       22 3/4       2/25/97        203200       15 1/8
12/25/96             0        HOL         2/26/97        154400       14 1/2
12/26/96        122400       22 3/4       2/27/97        187500       14 1/4
12/27/96          5500       22 3/4       2/28/97        372000       13 3/4

12/30/96         93700       24 1/8       3/03/97        103100       14 1/4
12/31/96         57600       24 1/2       3/04/97        227800       14 1/4
 1/01/97             0        HOL         3/05/97         54600       14
 1/02/97        118200       24 5/8
 1/03/97        129700       24 1/2       3/06/97         26800       14 1/4
                                          3/07/97         38300       14 1/2
 1/06/97        231800       24 7/8
 1/07/97         96500       23 3/4       3/10/97         52800       14 1/8
 1/08/97         89500       23           3/11/97         63000       14
 1/09/97        334000       21 3/4       3/12/97         82700       13 7/8
 1/10/97        347200       22 3/8       3/13/97        100300       13 3/4
                                          3/14/97       2062000        9 5/8
 1/13/97        148600       21 3/4
                                          3/17/97       1763000        8 3/4
 1/14/97        657400       20 7/8       3/18/97       1242500        8 1/8
 1/15/97        709500       19 1/4       3/19/97        467100        8
 1/16/97        778800       19 1/2       3/20/97        657200        8 1/8
 1/17/97       1210400       18           3/21/97        216900        8

 1/20/97        708200       18 3/8       3/24/97        274200        7 3/4
 1/21/97        928000       20 1/8       3/25/97        569300        7 1/8
 1/22/97        775900       22 1/8       3/26/97        838300        7 7/8
 1/23/97       5771000       14 7/8       3/27/97        389200        8 1/8
 1/24/97       1665000       16 1/8       3/28/97             0        HOL

 1/27/97        877300       17           3/31/97        203700        8 1/4
 1/28/97        554200       15 7/8
 1/29/97        898800       14 7/8
 1/30/97        810900       14 1/2
 1/31/97        801500       14 3/4

  Date         Volume       Cls/Bid        Date         Volume       Cls/Bid
----------   ----------    ----------   ----------    ----------    ----------
 4/01/97        126700        8 1/8       6/02/97        504900       10 1/4
 4/02/97        127000        8           6/03/97        291000       10
 4/03/97         83700        7 7/8       6/04/97        213700        9 3/4
 4/04/97        151100        7 7/8       6/05/97        135100        9 3/4
                                          6/06/97        128900        9 3/4
 4/07/97        164900        7 7/8
 4/08/97         81700        7 5/8       6/09/97        384800        9 1/4
 4/09/97        455800        7 1/8       6/10/97        363000        9
 4/10/97        366700        7 1/2       6/11/97        399100        9
 4/11/97        449100        7 1/4       6/12/97       1709000        9 5/8
                                          6/13/97        425500       10
 4/14/97        444300        6 3/4
 4/15/97        124900        6 3/4       6/16/97        191800       10 1/8
 4/16/97       1028800        7 1/8
 4/17/97        237600        7 1/2       6/17/97        220400       10 1/8
 4/18/97        129500        7 1/2       6/18/97        427400       10 3/4
                                          6/19/97       1166100       11 7/8
 4/21/97         57000        7 1/2       6/20/97        387300       11 1/2
 4/22/97         64000        7 3/8
 4/23/97        222900        7 1/8       6/23/97        159200       11 1/8
 4/24/97         63700        6 7/8       6/24/97        219800       11 7/8
 4/25/97       2030000        7 1/2       6/25/97        449700       12 1/8
                                          6/26/97        311700       12 7/16
                                          6/27/97       1660000       13 1/2
 4/28/97        210200        7 3/4
 4/29/97        242400        7 1/2       6/30/97        755100       14
 4/30/97         72300        7 3/8       7/01/97        373700       13 11/16
 5/01/97        495000        7 1/2       7/02/97        387500       13 5/8
 5/02/97        946300        8 1/4       7/03/97        128100       13 1/8
                                          7/04/97             0        HOL
 5/05/97        677800        9 1/4
 5/06/97        325400        9           7/07/97        277700       13 1/4
 5/07/97        191600        8 3/4       7/08/97        450500       13 3/4
 5/08/97        300800        9 1/8       7/09/97        840800       14 3/4
 5/09/97        163700        9           7/10/97        444600       14 1/2
                                          7/11/97        287600       14 1/2
 5/12/97        196600        8 3/4
 5/13/97        180700        9
 5/14/97         83300        8 7/8       7/14/97        546200       14 1/16
 5/15/97        201200        8 7/8       7/15/97        632700       13
 5/16/97        137900        8 7/8       7/16/97        802600       12 15/16
                                          7/17/97        195800       13 1/16
 5/19/97        266300        9 1/4       7/18/97        218300       13 5/8
 5/20/97        573700       10
 5/21/97        459800       10 3/8       7/21/97        111600       13 1/4
                                          7/22/97        283200       13 3/8
 5/22/97        136100       10 1/4       7/23/97        276000       13
 5/23/97        147300       10 3/8       7/24/97        366100       12 5/16
                                          7/25/97        315200       12 1/4
 5/26/97             0        HOL
 5/27/97        287500       10           7/28/97        116800       12 3/8
 5/28/97        207900       10           7/29/97        339100       12 15/16
 5/29/97        371100        9 7/8       7/30/97        245200       13 5/8
 5/30/97        446400       10           7/31/97        117500       13 9/16


Unisys Corporation

Unisys Corporation provides information services, and offers technology, software and customer support on a worldwide basis. It is one of the top 10 U.S. based providers of hardware, software and information services. It clients primarily consist of financial service organizations, government agencies, transportation companies, the communications industry and health information management companies. The company's revenues are divided as follows: 38% computer systems, 31% global customer service and 31% information services.

Computer systems comprise a complete line of small and large computer processors and related peripheral products. Global customer service consists of systems integration and equipment maintenance. Information services include outsourcing services, applications development, information planning and education.

90921410   UIS     UNISYS CORP
                   New York
                   Common

                         Prices in U.S. dollars
      Adjusted for stock dividends and stock splits as of  8/12/97
                   Daily prices  8/01/96 to  7/31/97

  Date         Volume       Cls/Bid        Date         Volume       Cls/Bid
----------   ----------    ----------   ----------    ----------    ----------
 8/01/96       1755000        6 1/8      10/03/96       1501200        6 3/8
 8/02/96        907300        6 1/8      10/04/96        957300        6 3/8

 8/05/96        611600        6 3/8      10/07/96       1517700        7
 8/06/96       1512600        6 1/4      10/08/96       2693000        7 1/8
 8/07/96       2129000        6 1/4      10/09/96       1996000        7
 8/08/96       2437000        5 7/8      10/10/96       1162000        7 1/8
 8/09/96       1197100        5 7/8      10/11/96       2035000        7 1/8

 8/12/96        657700        6          10/14/96       1416700        7 3/8
                                         10/15/96       1876000        7 1/4
 8/13/96       1030200        5 7/8      10/16/96       1030200        7 1/4
 8/14/96        567800        6          10/17/96        586800        7 1/4
 8/15/96        448400        6          10/18/96        986400        7 1/4
 8/16/96        399200        5 7/8
                                         10/21/96       1264800        6 3/4
 8/19/96        823700        5 7/8      10/22/96       1205600        6 1/2
 8/20/96        513600        6          10/23/96       1671000        6 3/4
 8/21/96        748100        5 7/8      10/24/96        714600        6 5/8
 8/22/96        460500        6          10/25/96        941400        6 1/4
 8/23/96        638900        6
                                         10/28/96       1091600        6 1/8
 8/26/96        408800        5 3/4
 8/27/96        604900        5 7/8      10/29/96        683900        6 1/8
 8/28/96        633400        6          10/30/96       1041800        6 1/8
 8/29/96       1275600        6 1/8      10/31/96        956300        6 1/4
 8/30/96        632500        5 7/8      11/01/96        511500        6 1/4

 9/02/96             0        HOL        11/04/96        310200        6 1/4
 9/03/96        794000        6          11/05/96        364100        6 1/4
 9/04/96       1104600        6          11/06/96       1328700        6 1/4
 9/05/96        695400        5 7/8      11/07/96        831400        6
 9/06/96        604600        6          11/08/96        407900        6 1/8

                                         11/11/96        281900        6 1/4
 9/09/96        498600        6          11/12/96        609400        6
 9/10/96        801100        6 1/8      11/13/96        940100        6 1/8
 9/11/96        439900        6 1/8      11/14/96        422400        6 1/8
 9/12/96        390100        6          11/15/96        435300        6 1/8
 9/13/96        539900        5 7/8
                                         11/18/96        704800        6 1/4
 9/16/96       1153700        6 1/8      11/19/96        397200        6 1/8
 9/17/96        346000        6 1/8      11/20/96        668400        6
 9/18/96       1019900        6 1/4      11/21/96       6837000        6 5/8
 9/19/96        647400        6 1/8      11/22/96       1735000        6 3/4
 9/20/96        533100        6

 9/23/96       1310700        6          11/25/96       1195400        6 3/4
 9/24/96        804400        6 1/8      11/26/96        874800        6 5/8
 9/25/96        463500        6 1/8      11/27/96       1078600        6 5/8
 9/26/96        497700        6          11/28/96             0        HOL
 9/27/96        419500        6          11/29/96       5800000        7 5/8

 9/30/96        791100        6 1/8
10/01/96       3703000        6 3/4
10/02/96       1891000        6 5/8

  Date         Volume       Cls/Bid        Date         Volume       Cls/Bid
----------   ----------    ----------   ----------    ----------    ----------
12/02/96       4463000        7 3/8       2/03/97        892100        6 7/8
12/03/96       2023000        7 1/2       2/04/97        816900        6 7/8
12/04/96       1475200        7 1/2       2/05/97       1438200        6 3/4
12/05/96       3270000        7 1/2       2/06/97        726200        6 3/4
12/06/96       2122000        7 1/4       2/07/97        848900        6 3/4

12/09/96        899300        7 1/2
12/10/96        743900        7 3/8       2/10/97        762600        6 3/4
12/11/96       1134200        7 1/8       2/11/97        432300        6 3/4
12/12/96       1145000        6 7/8       2/12/97        519100        6 7/8
12/13/96       1257100        7           2/13/97       1208500        7
                                          2/14/97       3267000        7
12/16/96        881900        7
12/17/96       1006900        6 7/8       2/17/97             0        HOL
12/18/96        824800        7           2/18/97        970000        7
                                          2/19/97       3671000        7
12/19/96        858400        7 1/8       2/20/97       1876000        6 3/4
12/20/96       1276100        6 7/8       2/21/97       1178500        6 3/4

12/23/96        631200        6 3/4       2/24/97       1472200        6 3/4
12/24/96        510500        6 7/8       2/25/97        928200        6 3/4
12/25/96             0        HOL         2/26/97        513000        6 5/8
12/26/96        651400        6 5/8       2/27/97       1589700        6 3/4
12/27/96        458100        6 5/8       2/28/97        415400        6 5/8

12/30/96       2291000        6 7/8       3/03/97        564900        6 5/8
12/31/96       1285900        6 3/4       3/04/97        941700        6 5/8
 1/01/97             0        HOL         3/05/97       1066500        6 5/8
 1/02/97       2067000        7 1/8
 1/03/97       1265600        7           3/06/97       3069000        6 7/8
                                          3/07/97       1970000        6 3/4
 1/06/97       1094500        6 7/8
 1/07/97        779500        7           3/10/97        519500        6 7/8
 1/08/97        626600        6 3/4       3/11/97        546700        6 3/4
 1/09/97       1262000        6 7/8       3/12/97        965300        6 5/8
 1/10/97        997900        6 7/8       3/13/97        579200        6 1/2
                                          3/14/97       1018200        6 5/8
 1/13/97        576400        7
                                          3/17/97        987600        6 1/2
 1/14/97       1464700        7 1/8       3/18/97        499100        6 1/2
 1/15/97       1367400        7 1/8       3/19/97        882600        6 1/2
 1/16/97       1301400        7 1/4       3/20/97        874800        6 3/8
 1/17/97       1186000        7 3/8       3/21/97        527200        6 3/8

 1/20/97        637500        7 1/4       3/24/97        615800        6 1/2
 1/21/97       2832000        7 1/2       3/25/97        648500        6 1/4
 1/22/97       3159000        7 1/8       3/26/97       1194400        6 3/8
 1/23/97       1956000        7 1/8       3/27/97        578300        6 3/8
 1/24/97        979700        6 7/8       3/28/97             0        HOL

 1/27/97        537200        7           3/31/97        387300        6 1/4
 1/28/97        587100        7
 1/29/97        505500        6 7/8       4/01/97        593900        6 1/8
 1/30/97        505200        7           4/02/97       1208800        6 1/8
 1/31/97        504600        6 7/8       4/03/97        479100        6 1/8
                                          4/04/97        683800        6 1/8

  Date         Volume       Cls/Bid        Date         Volume       Cls/Bid
----------   ----------    ----------   ----------    ----------    ----------
 4/07/97        558400        6 1/4       6/09/97       1589200        6 7/8
 4/08/97        434400        6 1/8       6/10/97       1223700        7
 4/09/97        720400        6 1/8       6/11/97        907600        7
 4/10/97        421500        6           6/12/97        329900        6 7/8
 4/11/97        960800        5 7/8       6/13/97        535500        7

 4/14/97       1005200        5 7/8       6/16/97        415400        6 7/8
 4/15/97       1434100        6
 4/16/97        596200        6           6/17/97        483200        6 7/8
 4/17/97        860200        5 7/8       6/18/97        722000        7
 4/18/97        753700        5 7/8       6/19/97       7584000        7 7/8
                                          6/20/97       2636000        7 1/2
 4/21/97       3319000        6 1/2
 4/22/97       1726000        6 1/8       6/23/97       1189900        7 5/8
 4/23/97       1421400        6 3/8       6/24/97       1824000        7 1/2
 4/24/97       1388900        6 3/8       6/25/97        863100        7 7/16
 4/25/97        867000        6           6/26/97       1112200        7 5/16
                                          6/27/97       1464300        7 1/2

 4/28/97        542100        6 1/8       6/30/97       1362500        7 5/8
 4/29/97       1014000        6           7/01/97        937700        7 7/16
 4/30/97        643900        6           7/02/97       1059600        7 1/2
 5/01/97        539000        6           7/03/97        555400        7 5/8
 5/02/97        504900        6 1/8       7/04/97             0        HOL

 5/05/97        488000        6 1/4       7/07/97       3884000        8 1/8
 5/06/97        512200        6 1/8       7/08/97       3614000        8 1/16
 5/07/97        409800        6 1/8       7/09/97       1390900        8 1/16
 5/08/97        543300        6 1/8       7/10/97       4064000        8 7/16
 5/09/97        814800        6 3/8       7/11/97       4908000        8 1/2

 5/12/97        422600        6 1/8
 5/13/97        480300        6 1/8       7/14/97       3486000        8 1/2
 5/14/97       1496300        6 1/4       7/15/97       2262000        8 7/16
 5/15/97        628700        6 3/8       7/16/97       2026000        8 1/2
 5/16/97       3436000        6 5/8       7/17/97       1030400        8 9/16
                                          7/18/97       1440300        8 3/16
 5/19/97       1146200        6 5/8
 5/20/97        889900        6 5/8       7/21/97       5231000        8 3/4
 5/21/97       1951000        6 7/8       7/22/97       3848000        8 7/8
                                          7/23/97       3125000        9 3/16
 5/22/97       1056200        7           7/24/97       2932000        9 1/8
 5/23/97       1063800        7           7/25/97       1644000        8 15/16

 5/26/97             0        HOL         7/28/97       1218000        9
 5/27/97        627900        6 7/8       7/29/97        850100        8 7/8
 5/28/97       2505000        7           7/30/97       1343800        8 15/16
 5/29/97        674200        6 13/16     7/31/97       5750000        9 5/8
 5/30/97       1322100        6 7/8

 6/02/97        352200        6 7/8
 6/03/97        733900        6 3/4
 6/04/97        583200        6 7/8
 6/05/97       1049900        6 7/8
 6/06/97        368300        6 7/8